Oppenheimer Champion Income Fund
Prospectus dated October 1, 1995

Oppenheimer Champion Income Fund (the "Fund") is a mutual fund with the primary investment objective of seeking a high level of current income primarily by investing in a diversified portfolio of high-yield, lower-rated, fixed-income securities (commonly known as "junk bonds") believed by the Fund's investment manager not to involve undue risk. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective. The Fund's name prior to October 1, 1995 was "Oppenheimer Champion High Yield Fund."

         The Fund may invest up to 100% of its assets in "junk bonds," which are securities that are speculative and involve greater risks, including risk of default, than higher-rated securities. An investment in the Fund is not a complete investment program and is not appropriate for investors unable or unwilling to assume the high degree of risk associated with investing in lower-rated, high-yield securities. Investors should carefully consider these risks before investing. Please refer to "Special Risks of Lower-Rated Securities" on page _____.

         This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the October 1, 1995 Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

         Because of the Fund's investment policies and practices, the Fund's shares may be considered to be speculative.
                                   (Logo)OppenheimerFunds

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


                  ABOUT THE FUND

                  Expenses
                  A Brief Overview of the Fund
                  Financial Highlights
                  Investment Objective and Policies
                  How the Fund is Managed
                  Performance of the Fund

                  ABOUT YOUR ACCOUNT

                  How to Buy Shares
                  Class A Shares
                  Class B Shares
                  Class C Shares
                  Special Investor Services
                  AccountLink
                  Automatic Withdrawal and Exchange
                    Plans
                  Reinvestment Privilege
                  Retirement Plans
                  How to Sell Shares
                  By Mail
                  By Telephone
                  By Checkwriting
                  How to Exchange Shares
                  Shareholder Account Rules and Policies
                  Dividends, Capital Gains and Taxes
                  Appendix:  Description of Ratings

ABOUT THE FUND

Expenses

         The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you will bear indirectly. The calculations are based on the Fund's expenses during its last fiscal year ended September 30, 1994.

         - Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account," from pages _____ through _____ for an explanation of how and when these charges apply.

                                                    Class A          Class B           Class C
                                                    Shares           Shares            Shares
Maximum Sales Charge on Purchases
  (as a % of offering price)                        4.75%            None              None
Sales Charge on Reinvested Dividends                None             None              None
Deferred Sales Charge
  (as a % of the lower of the original
  purchase price or redemption proceeds             None(1)          5% in the         1% if shares
                                                                     first year,       are redeemed within
                                                                     declining to      12 months of
                                                                     1% in the         purchase (2)
                                                                     sixth year
                                                                     and eliminated
                                                                     thereafter(2)
Exchange Fee                                        None             None              None
Redemption Fee                                      None             None              None

(1) If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month in which you purchased those shares. See "How to Buy Shares - Class A Shares" below.

(2) See "How to Buy Shares - Class B Shares" and "How to Buy Shares - Class C Shares" below.

         - Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer Management Corporation (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds the Fund's portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

         The numbers in the table below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The 12b-1 Distribution Plan Fees for Class A shares are Service Plan Fees (which are a maximum of 0.25% of average annual net assets of that class), and for Class B and Class C shares are Distribution and Service Plan Fees (which are a maximum of 0.25% for the service fee, and an asset-based sales charge of 0.75%).
These plans are described in greater detail in "How to Buy Shares."

         The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares. Class B shares were not publicly offered during the Fund's fiscal year ended September 30, 1994. Therefore, the Annual Fund Operating Expenses for Class B shares are estimates based on amounts that would have been payable if Class B shares had been outstanding during that fiscal year. Class C shares were not publicly sold before December 1, 1993. Therefore, the Annual Fund Operating Expenses shown for Class C shares are based on expenses for the period from December 1, 1993 through September 30, 1994.

                                   Class A          Class B    Class C
                                   Shares           Shares     Shares

Management Fees                    0.69%            0.69      0.69%
12b-1 Distribution Plan
  Fees                             0.25%            1.00%     1.00%
Other Expenses                     0.28%            0.25%     0.25%
Total Fund Operating Expenses      1.22%            1.94%     1.94%

         - Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses table above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                    1 year       3 years          5 years          10 years(1)
Class A Shares       $59           $84              $111             $188

Class B Shares       $70           $91              $125             $191

Class C Shares       $30           $61              $105             $226

         If you did not redeem your investment, it would incur the following expenses:

Class A Shares       $59          $84              $111             $188

Class B Shares       $20          $61              $105             $191

Class C Shares       $20          $61              $105             $226

(1) The Class B expenses in years 7 through 10 are based on Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years. Because of the effect of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulations. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares -- Class B Shares" for more information.

    These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.

A Brief Overview of the Fund

    Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

    - What Are the Fund's Investment Objectives? The Fund's primary investment objective is to seek a high level of current income primarily by investing in a diversified portfolio of high- yield, lower-rated, fixed-income securities believed by the Manager not to involve undue risk. The Fund has a secondary objective to seek capital growth when consistent with its primary objective.

    - What Does the Fund Invest In? To seek high current income, the Fund anticipates that under normal conditions at least 60% of its total assets will be invested in high-yield, lower-rated fixed-income securities, such as long-term debt and preferred stock issues (commonly referred to as "junk bonds"). The Fund's remaining assets may be invested in cash or cash equivalents, or in common stocks and other equity securities when consistent with the Fund's investment objectives or if acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. The Fund may purchase debt and equity securities of U.S. and foreign companies and governments although it presently does not intend that foreign investments will exceed 25% of its net assets. The Fund may also use hedging instruments and some derivative investments to try to manage investment risks or increase income. These investments are more fully explained in "Investment Objectives and Policies," starting on page ___.



    - Who Manages the Fund? The Fund's investment adviser is Oppenheimer Management Corporation. The Manager (including a subsidiary) advises investment company portfolios having over $35 billion in assets at June 30, 1995. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager, who is employed by the Manager is primarily responsible for the selection of the Fund's securities, is Ralph
W. Stellmacher. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page ___ for more information about the Manager and its fees.

    - How Risky is the Fund? All investments carry risks to some degree. The Fund may invest all or any portion of its assets in high-yield, lower-rated fixed-income securities. The primary advantage of high-yield securities is their relatively higher investment return. However, such securities are considered speculative and may be subject to greater market fluctuations and risks of loss of income and principal and have less liquidity than investments in higher-rated securities. Fixed-income securities are also subject to interest rate risks and credit risks which can negatively impact the value of the security and the Fund's net asset value per share. There are certain risks associated with investments in foreign securities, including those related to changes in foreign currency rates, that are not present in domestic securities. These changes affect the value of the Fund's investments and its price per share. In the OppenheimerFunds spectrum, the Fund is generally not as risky as aggressive growth funds, but is more aggressive than money market or investment grade bond funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objectives and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objectives and Policies" starting on page ___ for a more complete discussion.

    - How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page ___ for more details.

    - Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three classes of shares. All classes have the same investment portfolio, but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B shares and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge
if redeemed within 6 years or 12 months of purchase, respectively.   There
is also an annual asset-based sales charge on Class B shares and Class C shares. Please review "How To Buy Shares" starting on page ___ for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.



    - How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer or by writing a check against your current account (available for Class A shares only). Please refer to "How to Sell Shares" on page ___. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How To Exchange Shares" on page _____.


    - How Has the Fund Performed? The Fund measures its performance by quoting its yield and total returns, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to broad-based market indices and narrower market indices, which we have done on page ___. Please remember that past performance does not guarantee future results.

Financial Highlights


    The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended September 30, 1994, is included in the Statement of Additional Information together with the Fund's unaudited financial statements for the six months ended March
31, 1995. Class C shares were publicly offered only during a portion of that period, commencing December 1, 1993. Class B shares were not publicly offered during the periods shown. Accordingly, no information on Class B shares is included in the table below or in the Fund's other financial statements.

                                        Class A
                                        -------         ------------------------------------------------
                                      Six Months
                                         Ended
                                     Mar. 31, 1995       Year Ended Sept. 30,
                                      (Unaudited)          1994         1993           1992       1991
                                       ---------        ---------     ---------     ---------     ------
Per Share Operating Data:
Net asset value, beginning of period   $   12.32        $   12.90     $   12.26     $   11.49    $ 10.46
                                       ---------        ---------     ---------     ---------     ------
Income from investment operations:
Net investment income                        .50             1.10          1.22          1.41       1.45
Net realized and unrealized gain
  (loss) on investments, options
  written and foreign currency
  transactions                              (.15)            (.38)          .64           .77       1.04
                                       ---------        ---------     ---------     ---------     ------
Total income from investment
  operations                                 .35              .72          1.86          2.18       2.49
                                       ---------        ---------     ---------     ---------     ------
Dividends and distributions to
  shareholders:
Dividends from net investment income        (.50)           (1.10)        (1.22)        (1.41)     (1.46)
Dividends in excess of net
  investment income                         --               (.01)         --            --         --
Distributions from net realized gain
  on investments, options written
  and foreign currency transactions        --(4)             --            --            --         --
Distributions in excess of net
  realized gain on investments,
  options written and foreign
  currency transactions                     --               (.19)         --            --         --
                                       ---------        ---------     ---------     ---------     ------
Total dividends and distributions
  to shareholders                           (.50)           (1.30)        (1.22)        (1.41)     (1.46)
                                       ---------        ---------     ---------     ---------     ------
Net asset value, end of period         $   12.17        $   12.32     $   12.90     $   12.26    $ 11.49
                                       =========        =========     =========     =========
======
Total Return, at Net Asset Value(5)         2.96%            5.61%        15.92%        19.94%    25.62%
                                       ---------        ---------     ---------     ---------     ------
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands)                       $ 211,840        $ 160,505     $ 104,465     $  47,125    $16,044
                                       ---------        ---------     ---------     ---------     ------
Average net assets (in thousands)      $ 179,227        $ 135,431     $  73,334     $  28,270    $14,057
                                       ---------        ---------     ---------     ---------     ------
Number of shares outstanding
  at end of period (in thousands)         17,405           13,026         8,096         3,844      1,397
                                       ---------        ---------     ---------     ---------     ------
Ratios to average net assets:
Net investment income                       8.32%(6)         8.49%         9.52%        11.60%     13.49%
Expenses                                    1.07%(6)         1.22%         1.24%         1.35%      1.49%
                                       ---------        ---------     ---------     ---------     ------
Portfolio turnover rate                     43.0%(8)        108.0%(7)      116.2%       121.5%    114.8%



(Continued)                                                                           Class C
                                       -------------------------------------------------------------------
                                                                                  Six Months      Period
                                                                                     Ended         Ended
                                                 Year Ended Sept. 30,            Mar. 31, 1995    Sept. 30,
                                         1990         1989           1988(2)      (Unaudited)      1994(1)
------  ------
Per Share Operating Data:
Net asset value, beginning of period   $  11.53     $  12.10        $  11.43        $  12.32       $ 13.13
                                       --------     --------        --------        --------        ------
Income from investment operations:
Net investment income                      1.43         1.42(3)         1.24             .45           .75
Net realized and unrealized gain
  (loss) on investments, options
  written and foreign currency
  transactions                            (1.08)        (.43)            .67            (.16)         (.60)
                                       --------     --------        --------        --------        ------
Total income from investment
  operations                                .35          .99            1.91             .29           .15
                                       --------     --------        --------        --------        ------
Dividends and distributions to
  shareholders:
Dividends from net investment income      (1.42)       (1.42)          (1.24)           (.45)         (.77)
Dividends in excess of net
  investment income                        --           --              --              --          --(4)
Distributions from net realized gain
  on investments, options written
  and foreign currency transactions        --           (.14)           --             --(4)          --
Distributions in excess of net
  realized gain on investments,
  options written and foreign
  currency transactions                    --           --              --              --            (.19)
                                       --------     --------        --------        --------        ------
Total dividends and distributions
  to shareholders                         (1.42)       (1.56)          (1.24)           (.45)         (.96)
                                       --------     --------        --------        --------        ------
Net asset value, end of period         $  10.46     $  11.53        $  12.10        $  12.16       $ 12.32
                                       ========     ========        ========        ========
======
Total Return, at Net Asset Value(5)        3.13%        8.53%          17.29%           2.48%        1.11%
                                       --------     --------        --------        --------        ------
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands)                       $ 13,910     $ 20,642        $ 18,579        $ 42,559       $27,743
                                       --------     --------        --------        --------        ------
Average net assets (in thousands)      $ 17,163     $ 21,349        $ 11,116        $ 33,041       $13,693
                                       --------     --------        --------        --------        ------
Number of shares outstanding
  at end of period (in thousands)         1,330        1,790           1,535           3,499         2,251
                                       --------     --------        --------        --------        ------
Ratios to average net assets:
Net investment income                     12.92%       11.87%          11.50%(6)        7.42%(6)      7.24%(6)
Expenses                                   1.40%        1.19%(3)        1.05%(6)        1.84%(6)      1.94%(6)
                                       --------     --------        --------        --------        ------
Portfolio turnover rate                    67.8%        98.5%           31.6%           43.0%(8)    108.0%(7)

1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.

2. For the period from November 16, 1987 (commencement of operations) to September 30, 1988.

3. Net investment income would have been $1.41 per share absent the voluntary expense reimbursement, resulting in an expense ratio of 1.25%.

4. Less than .005 per share.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

6. Annualized.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1994 were $191,965,365 and $131,099,734, respectively.

8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the six months ended March 31, 1995 were $98,005,720 and $61,346,038, respectively.

Investment Objectives and Policies

Objectives.  The Fund has primary and secondary investment objectives.
The Fund's primary objective is to seek a high level of current income primarily by investing in a diversified portfolio of high-yield, lower-rated, fixed-income securities believed by the Manager not to involve undue risk. Nevertheless, because the Fund may invest in lower-rated securities without limit, the Fund's investments should be considered speculative. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective. Since market risks are inherent in all securities to varying degrees, there can be no assurance that the Fund will achieve its objectives.

Investment Policies and Strategies. Consistent with its primary investment objective of seeking a high level of current income, the Fund anticipates that under normal conditions at least 60% of the value of its total assets will be invested in high-yield, lower-rated fixed-income securities. The Fund's remaining assets may be held in cash or cash equivalents (commercial paper, Treasury bills and other short-term U.S. Government securities maturing in less than one year), or invested in common stock and other equity securities (such as warrants and rights) when such investments are consistent with the Fund's investment objectives or are acquired as part of a unit consisting of a combination of fixed-income securities and equity investments. The average maturity of the investments in the Fund's portfolio is expected to fall between 7 and 15 years. The Fund anticipates it will invest in securities of longer maturity as interest rates decline, and securities of shorter maturity as interest rates rise.

    The Fund may try to hedge against losses in the value of its portfolio of securities by using hedging strategies and derivative investments described below. The Fund's portfolio manager may employ special investment techniques in selecting securities for the Fund. These are also described below. Additional information may be found about them under the same headings in the Statement of Additional Information.

    - Can the Fund's Investment Objectives and Policies Change? The Fund has investment objectives, which is described above, as well as investment policies it follows to try to achieve its objectives. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental." The Fund's investment objectives are fundamental policies.


     Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Fund's Board of Trustees may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

    - Special Risks of Lower-Rated Securities. The Fund invests in higher-yielding, lower-rated debt securities, commonly known as "junk bonds," because these securities generally offer higher income potential than investment grade securities. There is no restriction on the amount of the Fund's assets that could be invested in these types of securities. Lower-rated debt securities are those rated below "investment grade," such as debt securities that have a rating of "Baa" or lower by Moody's Investors Service, Inc. ("Moody's") or "BBB" or lower by Standard & Poor's
Corporation ("S&P"). These securities may be rated as low as "C" or "D" or may be in default at the time of purchase. The Manager does not rely solely on ratings of securities by rating agencies when selecting investments for the Fund, but evaluates economic and business factors as well. The Fund may invest in unrated securities that the Manager believes offer yields and risks comparable to rated securities.

    High-yield, lower-grade securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment grade securities. There may be less of a market for them and therefore they may be harder to sell at
an acceptable price.   There is a relatively greater possibility that the
issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency. Further, a decline in the high-yield bond market is likely during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high-yield securities and adversely affect the value of outstanding securities and the ability of issuers to repay principal and interest.

    These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. The Fund is not obligated to dispose of securities when issuers are in default or if the rating of the security is reduced. These risks are discussed in more detail in the Statement of Additional Information.

    - How the Fund's Portfolio Securities are Rated. As of June 30, 1995, the Fund's portfolio included corporate bonds in the following S&P rating categories or if unrated, determined by the Manager to be comparable to the category indicated (the amounts shown are the dollar-weighted average values of the bonds in each category measured as a percentage of the Fund's total assets): AAA, none; AA, none; A, none; BBB, 2.54%; BB,
17.77%; B, 42.87%; CCC, 2.38%; CC, .08%; C, none; and D, .30%. If a bond was not rated by S&P but was rated by Moody's, it is included in the comparable S&P category. The allocation of the Fund's assets in securities in the different rating categories will vary over time, and the proportions listed above should not be viewed as representing the Fund's current or future proportionate ownership of securities in particular rating categories. Appendix A to this Prospectus describes the rating categories.

    -  Interest Rate Risks.   In addition to credit risks, described below,
debt securities are subject to changes in value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of outstanding debt securities generally rise. Conversely, when interest rates rise, the values of outstanding debt securities generally decline. The magnitude of these fluctuations will be greater when the average maturity of the portfolio securities is longer.

    - Credit Risks. Debt securities are also subject to credit risks. Credit risk relates to the ability of the issuer of a debt security to make interest or principal payments on the security as they become due. Generally, higher-yielding, lower-rated bonds (which are the type of bonds the Fund seeks to invest in) are subject to greater credit risk than higher-rated bonds. Securities issued or guaranteed by the U.S. Government are subject to little, if any, credit risk if they are backed by the "full faith and credit of the U.S. Government," which in general terms means that the U.S. Treasury stands behind the obligation to pay interest and principal. While the Manager may rely to some extent on credit ratings by nationally recognized rating agencies, such as S&P or Moody's, in evaluating the credit risk of securities selected for the Fund's portfolio, it may also use its own research and analysis. However, many factors affect an issuer's ability to make timely payments, and there can be no assurance that the credit risks of a particular security will not change over time.

    - Stock Investment Risks. The Fund may also invest a limited portion of its assets in common stocks and other equity securities to help achieve its investment objectives. Accordingly, the value of the Fund's portfolio will be affected to a certain degree by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk could affect the Fund's net asset value per share, which will fluctuate as the values of the Fund's equity portfolio securities change. Not all stock prices change uniformly or at the same time, and other factors, not all of which can be predicted, can affect a particular stock's prices.

    - Portfolio Turnover. The length of time the Fund has held a security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as "portfolio turnover." As a result of the Fund's investment policies and market factors, the Fund will trade its portfolio actively to try to benefit from short-term yield differences among debt securities and as a result the Fund's portfolio turnover may be higher than other mutual funds. This strategy may involve greater transaction costs from brokerage commissions and dealer mark-ups. Additionally, high portfolio turnover may result in increased short-term capital gains and affect the ability of the Fund to qualify for tax deductions for payments made to shareholders as a "regulated investment company" under the Internal Revenue Code. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify.

    - Foreign Securities. The Fund may purchase debt and equity securities (which may be denominated in U. S. dollars or in non-U. S. currencies) issued or guaranteed by foreign companies or foreign governments or their agencies. The Fund may invest up to 100% of its assets in foreign securities. However, the Fund presently does not intend that such investments will exceed 25% of its net assets. The Fund may purchase securities of companies in any country, developed or underdeveloped. Investments in securities of issuers in underdeveloped countries generally involve more risk and may be considered highly speculative. Foreign currency will be held by the Fund only in connection with the purchase or sale of foreign securities. If the Fund's securities are held abroad, the countries in which such securities may be held and the sub-custodians holding them must be approved by the Fund's Board of Trustees.

    - Foreign securities have special risks. For example, foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

    - Warrants and Rights. Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are options to purchase securities, normally granted to current holders by the issuer. As a matter of fundamental policy, the Fund may invest up to 5% of its assets in warrants and rights. No more than 2% of the Fund's assets may be invested in warrants and rights that are not listed on The
New York Stock Exchange or American Stock Exchange. For further details about these investments, see "Warrants and Rights" in the Statement of Additional Information.

    - "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "delayed delivery" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. There may be a risk of loss to the Fund if the value of the security declines prior to the settlement date.

    - Zero Coupon Securities. The Fund may invest in zero coupon securities issued by the U.S. Treasury or by private issuers. In general, zero coupon U.S. Treasury securities include U.S. Treasury notes and bonds that have been "stripped" of their interest coupons and certificates representing interests in such stripped debt obligations. A zero coupon Treasury security pays no current interest and trades at a deep discount from its face value. It will be subject to greater market fluctuations from changes in interest rates than interest-paying securities. The Fund accrues interest on zero coupon securities without receiving the actual cash. As a result of holding these securities, the Fund could possibly be forced to sell portfolio securities to pay cash dividends or meet redemptions. Zero coupon securities issued by non-government issuers are similar to U.S. Government zero coupon securities. They have an additional risk that the issuing company may fail to pay interest or repay the principal on the obligation.

    - Asset-Backed Securities. The Fund may invest in securities that represent undivided fractional interests in pools of consumer loans, similar in structure to mortgaged-backed securities, described below. Payments of principal and interest on the underlying obligations are passed through to holders of asset-backed securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity, or priority to other securities of the borrower. The degree of credit enhancement varies, and generally applies, until exhausted, to only a fraction of the asset-backed security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may then experience losses or delays in receiving payment and a decrease in the value of the mortgage-backed security. Further details are set forth in the Statement of Additional Information.

    - Mortgage-Backed Securities and CMOs. The Fund's investments may include securities which represent participation interests in pools of residential mortgage loans, including collateralized mortgage-backed obligations ("CMOs"), which may be issued or guaranteed by (i) agencies or instrumentalities of the U.S. Government (e.g., Ginnie Maes, Freddie Macs and Fannie Maes) or (ii) private issuers. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or specified call dates. Mortgage-backed securities provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at lower rates than the original investment, thus reducing the yield of the Fund. CMOs in which the Fund may invest are securities issued by a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than debt obligations of similar maturity at maintaining yields during periods of declining interest rates. The Fund may also invest in CMOs that are "stripped"; that is, the security is divided into two parts, one of which receives some or all of the principal payments and the other which receives some or all of the interest. The yield to maturity on the class that receives only interest is extremely sensitive to the rate of payment of the principal on the underlying mortgages. Principal prepayments increase that sensitivity. Stripped securities that pay interest only are therefore subject to greater price volatility when interest rates change, and have the additional risk that if the underlying mortgages are prepaid, which is more likely to happen if interest rates fall, the Fund will lose the anticipated cash flow from the interest on the mortgages that were prepaid. Stripped securities that receive principal payments only are also subject to increased volatility in price due to interest rate changes and have the additional risk that the security will be less liquid during demand or supply imbalances. The Fund may also enter into "forward roll" transactions with banks or other buyers that provide for future delivery of the mortgage-backed securities in which the Fund may invest. The Fund would be required to place cash, U.S. Government securities or other high-grade debt securities in a segregated account with its custodian bank in an amount equal to its purchase payment obligation under the roll.
Further details are set forth in the Statement of Additional Information under "Mortgage-Backed Securities."

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that are designed to reduce some of the risks.

    - Loans of Portfolio Securities. To attempt to increase its income, the Fund may lend its portfolio securities (other than in repurchase transactions) to brokers, dealers and other financial institutions. The Fund must receive collateral for a loan. These loans are limited to not more than 25% of the Fund's net assets and are subject to other conditions described in the Statement of Additional Information. The Fund presently does not intend that the value of securities loaned will exceed 5% of the value of the Fund's total assets in the coming year. See "Loans of Portfolio Securities" in the Statement of Additional Information for further information on securities loans.

    - Repurchase Agreements. The Fund may enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.
The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days.

    - Temporary Defensive Investments. Under unusual market or economic conditions, for temporary defensive purposes, the Fund may invest all or a portion of its assets in defensive securities. Securities selected for defensive purposes may include (i) obligations issued or guaranteed by the U.S Government, its instrumentalities or agencies, (ii) certificates of deposit, (iii) bankers' acceptances and other bank obligations, (iv) commercial paper rated in the highest category by an established rating agency, or (v) securities rated "Baa" or higher by Moody's or "BBB" or higher by Standard & Poor's. In the alternative, the Fund may hold its assets in cash or cash equivalents. While the Fund holds assets in cash, it has no income from such assets while expenses continue. The yield on securities selected for defensive purposes generally will be lower than the yield on lower-rated, fixed-income securities.

    - Illiquid and Restricted Securities. Under the policies and procedures established by the Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15% if certain state laws are changed or the Fund's shares are no longer sold in those states). The Fund's percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

    - Participation Interests. The Fund may acquire participation interests in loans that are made to U.S. or foreign companies (the "borrower"). They may be interests in, or assignments of, the loan and are acquired from banks or brokers that have made the loan or are members
of the lending syndicate.   No more than 5% of the Fund's net assets can
be invested in participation interests of the same issuer.   The Manager
has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. The value of loan participation interests depends primarily upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, the Fund could experience a decline in the net asset value of its shares. Some borrowers may have senior securities rated as low as "C" by Moody's or "D" by S&P, but may be deemed acceptable credit risks. Participation interests are subject to the Fund's limitations on investments in illiquid securities. See "Illiquid and Restricted Securities".

    - Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts, and options on futures, securities indices and securities, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of
Additional Information.

    The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations.

    Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

    - Futures. The Fund may buy and sell futures contracts but, as a matter of fundamental policy, only if they relate to (1) securities indicates (these are referred to as Financial Futures) and (2) debt securities (these are referred to as Interest Rate Futures). These types of Futures are described in "Hedging With Options and Futures Contracts" in the Statement of Additional Information.

    - Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

    The Fund may buy calls only on debt or equity securities, security indices, foreign currencies and Interest Rate Futures or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

    The Fund may purchase put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to
(1) debt or equity securities and (2) securities indices.

    The Fund may buy and sell puts and calls only if certain conditions are met: (1) as a matter of fundamental policy, calls the Fund buys or sells must be listed on a domestic securities or commodities exchange, or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. (NASDAQ); (2) in the case of puts and calls on foreign currency, they must be traded on a securities or commodities exchange, or quoted by recognized dealers in those options; (3) as a matter of fundamental policy, each call the Fund writes must be "covered" while it is outstanding: that means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls; (4) as a matter of fundamental policy, puts the Fund buys and sells must be listed on a domestic securities or commodities exchange or quoted on NASDAQ (and as a matter of non-fundamental policy, puts on debt securities may be written in the over-the-counter market) and any put sold must be covered by segregated liquid assets with not more than 50% of the Fund's assets subject to puts; (5) the Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised; and (6) a call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets. As a matter of fundamental policy, the Fund will not write puts on Interest Rate Futures.

    - Forward Contracts. Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency.
The Fund may also use "cross hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

    - Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

    - Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

    Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

    - Derivative Investments. The Fund can invest in a number of different kinds of "derivative investments." The Fund may use some types of derivatives for hedging purposes, and may invest in others to attempt to seek increased income and principal value. In general, a "derivative investment" is a specially-designed investment whose performance is linked to the performance of another investment or security, such as an option, future, index or currency. In the broadest sense, exchange-traded options and futures contracts (discussed in "Hedging," above) may be considered "derivative investments."

    The Fund may invest in different types of derivatives. "Index-linked" or "commodity-linked" notes are debt securities of companies that call for interest payments and/or payment on the maturity of the note in different terms than the typical note where the borrower agrees to make fixed interest payments and/or to pay a fixed sum on the maturity of the note. Principal and/or interest payments on an index-linked note depends on the performance of one or more market indices, such as the S&P 500 Index or a weighted index of commodity futures, such as crude oil, gasoline and natural gas. The Fund may invest in "debt exchangeable for common stock" of an issuer or "equity-linked" debt securities of an issuer. At maturity, the principal amount of the debt security is exchanged for common stock of the issuer or is payable in an amount based on the issuer's common stock price at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the expected principal amount of the debt.

    The Fund may also invest in currency-indexed securities. Typically, these are short-term or intermediate-term debt securities having a value at maturity, and/or an interest rate, determined by reference to one or more foreign currencies. The currency-indexed securities purchased by the Fund may make payments based on a formula. The payment of principal or periodic interest may be calculated as a multiple of the movement of one currency against another currency, or against an index. These investments may entail increased risk to principal and increased price volatility.

    There are special risks in investing in derivative investments. The company issuing the instrument may fail to pay the amount due on the maturity of the instrument. Also, the underlying investment or security might not perform the way the Manager expected it to perform. Markets, underlying securities and indices may move in a direction not anticipated by the Manager. Performance of derivative investments may also be influenced by interest rate and stock market changes in the U.S. and abroad. All of this can mean that the Fund will realize less principal or income from the investment than expected. Certain derivative investments held by the Fund may be illiquid. Please refer to "Illiquid and Restricted Securities."

Other Investment Restrictions. The Fund has other investment restrictions which are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

    - Buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if, with respect to 75% of its total assets, more than 5% of the Fund's total assets would be invested in securities of that issuer, or the Fund would then own more than 10% of that issuer's voting securities;

    - Concentrate investments to the extent of 25% of its assets (at the time of investment) in any industry (there is no limitation, however, as to investments in obligations issued by the U.S. Government or any of its agencies or instrumentalities); for purposes of this limitation, utilities will be divided into "industries" according to their services (e.g., gas, gas transmission, electric and telephone utilities will each be considered a separate industry).

    All of the percentage restrictions described above and elsewhere in this Prospectus apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund was organized in 1987 as a Massachusetts business trust. The Fund is an open-end, diversified management investment company, with an unlimited number of authorized shares of beneficial interest.

    The Fund is governed by a Board of Trustees, which is responsible under Massachusetts law for protecting the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Trustees and Officers of the Fund" in the Statement of Additional Information names the Trustees and provides more information about them and the officers of the Fund. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

    The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All Classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally. Only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable. Please refer to "How the Fund is Managed" in the Statement of Additional Information on voting of shares.


The Manager and Its Affiliates. The Fund is managed by the Manager, Oppenheimer Management Corporation, which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Trustees, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

    The Manager has operated as an investment adviser since 1959. The Manager and its affiliates currently manages investment companies, including other Oppenheimer funds, with assets of more than $35 billion as of June 30, 1995, and with more than 2.6 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.


    - Portfolio Manager. The Portfolio Manager of the Fund is Ralph W. Stellmacher. He has been the person principally responsible for the day-to-day management of the Fund's portfolio since the Fund's inception in November, 1987. Mr. Stellmacher is a Senior Vice President of the Manager and a Vice President of the Fund, and also serves as an officer of other Oppenheimer funds. During the past five years, Mr. Stellmacher has also served as an officer and portfolio manager for other mutual funds managed by the Manager (with the Fund, the "Oppenheimer funds").

    - Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.70% of the first $250 million of net assets, 0.65% of the next $250 million of net assets, 0.60% of the next $500 million of net assets, and 0.55% of net assets in excess of $1 billion.
The Fund's management fee for its last fiscal year was 0.69% of average annual net assets for both its Class A shares and for Class C shares, which may be higher than the rate paid by some other mutual funds.

    The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

    There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

    - The Distributor. The Fund's shares are sold through dealers and brokers that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of other mutual funds managed by the Manager (the "Oppenheimer funds") and is sub-distributor for funds managed by a subsidiary of the Manager.

    - The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund and the other Oppenheimer funds on an "at-cost" basis. Shareholders should direct inquiries about their account to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return", "average annual total return" and "yield" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. This performance information may be useful to help you see how well your investment has done and to compare it to other funds or market indices, as we have done below.

    It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

    - Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

    When total returns are quoted for Class A shares, normally they include the payment of the current maximum initial sales charge. Total returns may also be quoted "at net asset value," without including the sales charge, and those returns would be reduced if sales charges were deducted. When total returns are shown for Class B shares, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. When total returns are shown for a one year period for Class C shares, they reflect the effect of the contingent deferred sales charge. They may also be shown based on the change in net asset value, without including the effect of the contingent deferred sales charge, and those returns would be reduced if sales charges were deducted.

    - Yield. Each Class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. The yield of each Class will differ because of the different expenses of each Class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a Class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B and Class C shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended September 30, 1994, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index and a narrower market index.

    - Management's Discussion of Performance. In the beginning of the Fund's past fiscal year, the Manager shifted the Fund's investment strategy to help position the Fund for an expected stable or rising interest rate environment by beginning to shorten the average maturity of the Fund's portfolio. This shift was designed to help reduce share price declines when interest rates increase since short-term bonds are less sensitive to interest rate changes than longer-term bonds. During the course of the Fund's past fiscal year the Federal Reserve Board continued to move aggressively to raise short-term interest rates as a pre-emptive strike against inflation. In response, the Manager adjusted the Fund's portfolio to increase investment in high yield bonds issued by companies which derive a large percentage of their earnings from Europe and in bonds positioned to benefit from rising commodity prices worldwide.

    - Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in Class A and Class C shares of the Fund held until September 30, 1994. In the case of Class A shares, performance is measured from the Fund's inception on November 16, 1987, and in the case of Class C shares, performance is measured from the inception of the Class on December 1, 1993. In both cases, all dividends and capital gains distributions were reinvested in additional shares. The graph reflects the deduction of the 4.75% current maximum initial sales charge on Class A shares and the 1.0% contingent deferred sales charge on Class C shares. Class B shares were not publicly offered during the fiscal year ended September 30, 1994. Accordingly, no performance information is presented on Class B shares in the graphs below.

    The Fund's performance is compared to the performance of the Lehman Brothers Corporate Bond Index and the Salomon Brothers High Yield Market Index. The Lehman Brothers Corporate Bond Index is an unmanaged index of publicly-issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. The Salomon Brothers High Yield Market Index is an unmanaged index of below-investment grade (but rated at least BB+/Ba1 by S&P or Moody's) U.S. corporate debt obligations, widely recognized as a measure of the performance of the high-yield corporate bond market, the market in which the Fund principally invests. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.

Class A Shares
Comparison of Change in Value
of $10,000 Hypothetical Investment in:
Oppenheimer Champion Income Fund (Class A), the
Lehman Brothers Corporate Bond Index and the Salomon Brothers High Yield Market

(Graph)

Average Annual Total Returns of the Fund at 9/30/94

                      1-Year                 5-Year                  Life 1

    Class A:          0.60%                  12.62%                  12.93%


Class C Shares
Comparison of Change in Value
of $10,000 Hypothetical Investment in:
Oppenheimer Champion Income Fund (Class C), the Lehman Brothers Corporate Bond Index and the Salomon Brothers High Yield Market

(Graph)





Cumulative Total Return of the Fund at 9/30/94

                                 Life2

    Class C:                           0.17%


    _________________________________________
    1     The inception date of the Fund (Class A shares) was 11/16/87. The average annual total returns and ending account value in the graph reflect reinvestment of all dividends and capital gains distributions and capital gains distributions and are shown net of the applicable 4.75% maximum initial sales charge.
    2     Class C shares of the Fund were first publicly offered on 12/1/93.
The average annual total returns reflect reinvestment of all dividend and capital gains distributions and are shown net of the applicable 1% contingent deferred sales charge.

    Past performance is not predictive of future performance.

    Graphs are not drawn to same scale.

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

    - Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by OppenheimerFunds prototype 401(k) plans.) If you purchase Class A shares as part of an investment of at least $1 million ($500,000 for Oppenheimer funds prototype 401(k) plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charge rates are described in "Buying Class
A Shares" below.

    - Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge, that varies depending on how long you own your shares. It is described in "Buying Class B Shares" below.


    - Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. It is described in "Buying Class C Shares" below.


Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors are how much you plan to invest, how long you plan to hold your investment, and whether you anticipate exchanging your shares for shares of other Oppenheimer funds (not all of which currently offer Class B or Class C shares). If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

    In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to Class A, Class B and Class C shares and considered the effect of the annual asset-based sales charge on Class B and Class C expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns and the operating expenses borne by each class of shares, and which class of shares you invest in. The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

    - How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on shares of Class B or C for which no initial sales charge is paid.

    - Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.




    However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A might be more advantageous than Class C (as well as Class B) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C (and B). If investing $500,000 or more, Class A may be more advantageous as your investment horizon approaches 3 years or more.

    And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class B or C shares respectively from a single investor. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.


    - Investing for the Longer Term. If you are investing for the longer-term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

    Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumptions stated above. Therefore, these examples should not be relied on as rigid guidelines.

    - Are There Differences in Account Features That Matter to You? Because some account features may not be available to Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares is better for you. For example, share certificates are not available for Class B or Class C shares and if you are considering using your shares as collateral for a loan, that may be a factor to consider. Also, checkwriting privileges are not available for Class B or Class C shares. Additionally, the dividends payable to Class B and Class C shareholders will be reduced by the additional expenses borne by those classes, such as the asset-based sales charges described below and in the Statement of Additional Information.

    - How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares: to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

          With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments for as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

          Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

          There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

    - How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the Oppenheimer funds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

    - Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

    - Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217.
If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, we recommend that you discuss your investment first with a financial advisor, to be sure it is appropriate for you.

    - Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to have the Transfer Agent send redemption proceeds, or to transmit dividends and distributions.

    Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

    - Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

    - At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

    If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange, on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the
Distributor and allocated to your dealer as a commission.   The current
sales charge rates and commissions paid to dealers and brokers are as follows:



                           Front-End                     Front-End
                           Sales Charge                  Sales Charge           Commission as
                           As a Percentage of            As a Percentage        Percentage of
Amount of Purchase         Offering Price                of Amount Invested     Offering Price
_________________________________________________________________________________
Less than $50,000          4.75%                         4.98%                  4.00%

$50,000 or more but
less than $100,000         4.50%                         4.71%                  3.75%

$100,000 or more but
less than $250,000         3.50%                         3.63%                  2.75%

$250,000 or more but
less than $500,000         2.50%                         2.56%                  2.00%

$500,000 or more but
less than $1 million       2.00%                         2.04%                  1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

    - Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

          - purchases aggregating $1 million or more, or
          - purchases by an OppenheimerFunds prototype 401(k) plan that: (1) buys shares costing $500,000 or more or (2) has, at the time of purchase, 100 more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

    Shares of any of the Oppenheimer funds that offers only one class of shares that has no designation are considered "Class A shares" for this purpose. The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000 for purchases by OppenheimerFunds 401(k) prototype plans) that were not previously subject to a front-end sales charge and dealer commission.

    If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") will be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of either (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

    In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.


    No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply.

    - Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of Oppenheimer funds (other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

    - Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

    Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also count Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

    - Letter of Intent. Under a Letter of Intent, you may purchase Class A shares or Class A shares and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.


    - Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

          Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

          -     the Manager or its affiliates;
          - present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;
          - registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;
          - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;
          - employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

          - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser on the purchase or sale of Fund shares); and
          - dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administrative services.

    Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

    - shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

    - shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

    - shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or

    - shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

    Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions . The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

          - for retirement distribution or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype
401(k) plans (these are all referred to as "Retirement Plans); or
          -     to return excess contributions made to Retirement Plans; or
          - to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value; or
          - involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below); or
          - if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month
(and no further commission will be payable if the shares are redeemed within 18 months of purchase); or
          - for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue
Code, or (6) separation from service.

    - Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Fund's Board of Trustees authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

    Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

    To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.

    The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


                                            Contingent Deferred Sales Charge
Years Since Beginning of Month In           on Redemptions in that Year
Which Purchase Order Was Accepted          (As % of Amount Subject to Charge)
0 - 1                                                                5.0%
1 - 2                                                                4.0%
2 - 3                                                                3.0%
3 - 4                                                                3.0%
4 - 5                                                                2.0%
5 - 6                                                                1.0%
6 and following                                                      None

    In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

    - Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

    - Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to compensate the Distributor for distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class
B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

    The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fee increase Class B expenses by 1.00% of average net assets per year.

    The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale.

    The Fund pays the asset-based sales charge to the Distributor for its services rendered in connection with the distribution of Class B shares. Those payments, retained by the Distributor, are at a fixed rate which is not related to the Distributor's expenses. The services rendered by the Distributor include paying and financing the payment of sales commissions, service fees, and other costs of distributing and selling Class B shares. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing Class B shares before the Plan was terminated.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

    To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

    - Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to compensate the Distributor for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

    The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by up to 1.00% of average net assets per year.

    The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The Distributor retains the asset-based sales charge during the first year shares are outstanding to recoup the sales commissions it pays, the advances of service fee payments it makes, financing costs and other expenses. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

    Because the Distributor's actual expenses in selling Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class C shares, those expenses may be carried over and paid in future years. At September 30, 1994, the end of the Plan year, the Distributor had incurred unreimbursed expenses under the Plan of $368,319 (equal to 1.33% of the Fund's net assets represented by Class C shares on that date), which have been carried over into the present Plan year. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for certain expenses it incurred before the Plan was terminated.

    - Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B and Class C shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

    Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

    - distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

    - redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

    - to make returns of excess contributions to Retirement Plans;

    - to make distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives (or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request);

    - shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

    - for distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

    Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

    - shares sold to the Manager or its affiliates;
    - shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; and
    - shares issued in plans of reorganization to which the Fund is a party.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

    AccountLink privileges must be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges on signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges. After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

    - Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

    - PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal
Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

    - Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established
AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

    - Exchanging Shares. With the OppenheimerFunds exchange privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

    - Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis:

    - Automatic Withdrawal Plans. If your Fund account is $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

    - Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each OppenheimerFunds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A or B shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. It does not apply to Class
C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

    - Individual Retirement Accounts including rollover IRAs, for individuals and their spouses

    - 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations


    - SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SAR/SEP-IRAs

    - Pension and Profit-Sharing Plans for self-employed persons and small business owners

    -     401(k) prototype retirement plans for businesses

    Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

    You can arrange to take money out of your account on any regular business day by selling (redeeming) some or all of your shares. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

    - Retirement Accounts. To sell shares in an OppenheimerFunds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

    - Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

    - You wish to redeem more than $50,000 worth of shares and receive a check
    - The redemption check is not payable to all shareholders listed on the account statement
    - The redemption check is not sent to the address of record on your account statement
    - Shares are being transferred to a Fund account with a different owner or name
    - Shares are redeemed by someone other than the owners (such as an Executor)

    - Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

    -     Your name
    -     The Fund's name
    -     Your Fund account number (from your account statement)
    -     The dollar amount or number of shares to be redeemed
    -     Any special payment instructions
    -     Any share certificates for the shares you are selling

    - The signatures of all registered owners exactly as the account is registered, and
    - Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:

Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217

Send courier or Express Mail requests to:
Oppenheimer Shareholder Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. Shares held in an OppenheimerFunds retirement plan or under a share certificate may not be redeemed by telephone.

    -           To redeem shares through a service representative, call 1-800-
852-8457
    -           To redeem shares automatically on PhoneLink, call 1-800-533-3310

    Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

    - Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account. This service is not available within 30 days of changing the address on an account.

    - Telephone Redemptions Through AccountLink. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH wire to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be wired.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner.

    - Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.
    - Checkwriting privileges are not available for accounts holding Class
B shares or Class C shares, or Class A shares that are subject to a contingent deferred sales charge.
    - Checks must be written for at least $100.
    - Checks cannot be paid if they are written for more than your account value.
    Remember: your shares fluctuate in value and you should not write a check close to the total account value.
    - You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 15 days.
    - Don't use your checks if you changed your Fund account number.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

How to Exchange Shares

    Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge.

    - Shares of the fund selected for exchange must be available for sale in your state of residence
    - The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
    - You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open
7 days, you can exchange shares every regular business day
    - You must meet the minimum purchase requirements for the fund you purchase by exchange
    - Before exchanging into a fund, you should obtain and read its prospectus


    Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, not all of the Oppenheimer funds offer Class B and Class C shares. If a fund has only one class of shares that does not have a class designation, they are "Class A" shares for exchange purposes. A list showing which funds offer which classes can be obtained by calling the Distributor at 1-800-525-7048. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional Information for more details.

    Exchanges may be requested in writing or by telephone:

    - Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

    - Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges, by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

    You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or by calling a service representative at 1-800-525-7048. Exchanges of shares involve a redemption of the shares of the fund you own and a purchase of shares of the other fund.

    There are certain exchange policies you should be aware of:

    - Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to 7 days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the disposition of securities at a time or price disadvantageous to the Fund.

    - Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

    - The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

    - If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

    The Distributor has entered into agreements with certain dealers and investment advisers permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements and the Distributor has the right to reject or suspend those privileges. As a result, those exchanges may be subject to notice requirements, delays and other limitations that do not apply to shareholders who exchange their shares directly by calling or writing to the Transfer Agent.

Shareholder Account Rules and Policies

    - Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange, which is normally 4:00 P.M. but may be earlier on some days, on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Fund's Board of Trustees has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities, obligations for which market values cannot be readily obtained, and call options and hedging instruments. These procedures are described more completely in the Statement of Additional Information.

    - The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Trustees at any time the Board believes it is in the Fund's best interest to do so.

    - Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

    - The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

    - Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

    - Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously.

    - The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

    - Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within 7 days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within 3 business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

    - Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $200 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

    - Under unusual circumstances, shares of the Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell Shares" in the Statement of Additional Information for more details.

    - "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

    - The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charge when redeeming certain Class A, Class B and Class C shares.


    - To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income on each regular business day and pays those dividends to shareholders monthly. Normally, dividends are paid on or about the last business day of the month, but the Board of Trustees can change that date. Also, dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the year. Short-term capital gains are treated as dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

    - Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
    - Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
    - Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
    - Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in another OppenheimerFunds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

    - "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

    - Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

    - Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your Fund shares.

    This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

APPENDIX
Description of Rating Categories of Rating Services

Description of Moody's Investors Service, Inc. Bond Ratings

    Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

    A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    The investments in which the Fund will principally invest will be in the lower-rated categories described below.

    Baa: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

    Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



    Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

    C: Bonds which are rated "C" are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Description of Standard & Poor's Bond Ratings

    AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

    AA: Bonds rated "AA" also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

    A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.
    The investments in which the Fund will principally invest will be in the lower-rated categories, described below.

    BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

    BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    C:  Bonds on which no interest is being paid are rated "C".

    D: Bonds rated "D" are in payment default and payment of interest and/or repayment of principal is in arrears.

APPENDIX TO PROSPECTUS OF
OPPENHEIMER CHAMPION INCOME FUND

    Graphic material included in Prospectus of Oppenheimer Champion Income
Fund: "Comparison of Total Return of Oppenheimer Champion Income Fund, the Lehman Bros. Corp. Bond Index and the Salomon Bros. High Yield Market Index - Change in Value of a $10,000 Hypothetical Investment"

    A linear graph will be included in the Prospectus of Oppenheimer Champion Income Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund through 9/30/94 from, in the case of Class A shares, the period since the inception of the Fund (11/16/87) and in the case of Class C shares, the period from the inception of the class (12/1/93). The graph will compare such values with hypothetical $10,000 investments over the same time periods in the Lehman Bros. Corp. Bond Index and the Salomon Bros. High Yield Market Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including descriptions of the Lehman Bros. Corp. Bond Index and the Salomon Bros. High Yield Market Index, is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the Market."

                                                                          Salomon Bros.
Fiscal Year          Oppenheimer Champion          Lehman Bros.           High Yield
(Period) Ended       Income Fund A                 Corp. Bond Index       Market Index
11/16/87             $ 9,525                       $10,000                $10,000
09/30/88*            $11,096                       $11,000                $12,051
09/30/89             $12,252                       $12,297                $12,833
09/30/90             $12,428                       $13,058                $11,800
09/30/91             $15,594                       $15,282                $15,577
09/30/92             $18,713                       $17,452                $19,085
09/30/93             $21,838                       $19,640                $21,906
09/30/94             $23,065                       $18,881                $22,411

______________________
*For the period from November 16, 1987 (commencement of operations) to September 30, 1988.


Fiscal Period        Oppenheimer Champion          Lehman Bros.           Salomon Bros. High
Ended                Income Fund C                 Corp. Bond Index       Yield Market Index
12/1/93*             $10,000                       $10,000                $10,000
09/30/94             $10,017                       $ 9,658                $ 9,981

*Class C shares of the Fund were first publicly offered on December 1, 1993.

Oppenheimer Champion Income Fund
3410 South Galena Street
Denver, Colorado  80231


Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, NY  10015

Independent Auditors
Deloitte & Touche LLP
1560 Broadway
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

No dealer, broker, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Additional Statement, and if given or made, such information and representations must not be relied upon as having been authorized by the Fund, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc. or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.


PR0190.001.1095 *Printed on recycled paper

Oppenheimer Champion Income Fund

3410 South Galena Street, Denver, Colorado 80231
1-800-525-7048

Statement of Additional Information dated October 1, 1995

  This Statement of Additional Information of Oppenheimer Income Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated October 1, 1995. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, Oppenheimer Shareholder Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

TABLE OF CONTENTS

                                                             Page
About the Fund
Investment Objectives and Policies                           2
     Investment Policies and Strategies                   2
     Other Investment Techniques and Strategies           8
     Other Investment Restrictions                           20
How the Fund is Managed                                      21
     Organization and History                                22
     Trustees and Officers of the Fund                    22
     The Manager and Its Affiliates                       25
Brokerage Policies of the Fund                               27
Performance of the Fund                                      28
Distribution and Service Plans                               32
About Your Account
How To Buy Shares                                            35
How To Sell Shares                                           41
How To Exchange Shares                                       45
Dividends, Capital Gains and Taxes                           48
Additional Information About the Fund                     49
Financial Information About the Fund
Independent Auditors' Report                                 50
Financial Statements                                         51
Appendix A:  Industry Classifications                     A-1

ABOUT THE FUND

Investment Objectives And Policies

Investment Policies and Strategies. The investment objectives and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objectives. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

         The Fund seeks to attain its primary objective of a high level of current income by investing mainly in a diversified portfolio of high yield fixed-income securities. As a secondary objective, the Fund seeks capital growth when consistent with its primary objective. High yield bonds generally offer a higher yield to maturity than bonds with higher ratings as compensation for holding an obligation perceived to be of greater risk. The high yield opportunity has been the result of wide yield spreads between high yield obligations and high grade obligations, with actual losses resulting from default remaining low relative to the values of outstanding high yield bonds. In addition to offering higher absolute returns, high yield securities have greater potential than high-grade bonds for better relative performance if their credit quality improves.

         The Fund's investment adviser, Oppenheimer Management Corporation (the "Manager"), evaluates the investment merits of fixed-income securities primarily through the exercise of its own investment analysis. This may include consideration of the financial strength of the issuer, including its historic and current financial condition, the trading activity in its securities, present and anticipated cash flow, estimated current value of assets in relation to historical cost, the issuer's experience and managerial expertise, responsiveness to changes in interest rates and business conditions, debt maturity schedules, current and future borrowing requirements, and any change in the financial condition of the issuer and its continuing ability to meet its future obligations. The Manager also may consider anticipated changes in business conditions, levels of interest rates of bonds as contrasted with levels of cash dividends, industry and regional prospects, the availability of new investment opportunities, and the general economic, legislative and monetary outlook for specific industries, the nation and the world.

         - Investment Risks of Fixed-Income Securities. All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due.
Generally, higher yielding lower-grade bonds are subject to credit risk to a greater extent than lower yielding, investment grade bonds. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting solely from the inverse relationship between price and yield of outstanding fixed-income securities. An increase in prevailing interest rates will generally reduce the market value of already-issued fixed-income investments, and a decline in interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater changes in their prices from changes in interest rates than obligations with shorter maturities. Fluctuations in the market value of fixed-income securities after the Fund buys them will not affect the interest payable on those securities, nor the cash income from such securities. However, those price fluctuations will be reflected in the valuations of these securities and therefore the Fund's net asset values.

         As stated in the Prospectus, the investments in which the Fund will principally invest will be in the lower rating categories. The Fund may invest in securities rated as low as "C" by Moody's or "D" by Standard & Poor's. The Manager will not rely solely on the ratings assigned by rating services and may invest, without limit, in unrated securities which offer, in the opinion of the Manager, yields and risks comparable to those of rated securities in which the Fund may invest.

         Some of the principal risks of high yield securities include: (i) limited liquidity and secondary market support, (ii) substantial market price volatility resulting from changes in prevailing interest rates,
(iii) subordination of the holder's claims to the prior claims of banks and other senior lenders in bankruptcy proceedings, (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates, whereby the holder might receive redemption proceeds at times when only lower-yielding portfolio securities are available for investment, (v) the possibility that earnings of the issuer may be insufficient to meet its debt service, and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn. Some high yield bonds pay interest in kind rather than in cash.

         As a result of the limited liquidity of high yield securities, their prices have at times experienced significant and rapid decline when a significant number of holders of high yield securities simultaneously decided to sell them. A decline is also likely in the high yield bond market during an economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest. In addition, in recent years there have been several Congressional attempts to limit the use or limit tax and other advantages of high yield bonds. If enacted, such proposals could adversely affect the value of these securities and consequently the Fund's net asset value per share. For example, federally insured savings and loan associations have been required to divest their investments in high yield securities.

         - Zero Coupon Securities. The Fund may invest in zero coupon securities issued by the U.S. Treasury or by private issuers, such as corporations. Zero coupon U.S. Treasury securities include: (1) U.S. Treasury bills without interest coupons, (2) U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons and (3) receipts or certificates representing interests in such stripped debt obligations or coupons. These securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities that make current payments of interest. However, the interest rate is "locked in" and there is no risk of having to reinvest periodic interest payments in securities having lower rates.

         Because the Fund accrues taxable income from zero coupon securities without receiving cash, the Fund may be required to sell portfolio securities in order to pay dividends or redemption proceeds for its shares, which require the payment of cash. This will depend on several factors: the proportion of shareholders who elect to receive dividends in cash rather than reinvesting dividends in additional shares of the Fund, and the amount of cash income the Fund receives from other investments and the sale of shares. In either case, cash distributed or held by the Fund that is not reinvested by investors in additional Fund shares will hinder the Fund from seeking current income.

         - Warrants and Rights. The Fund may, to the limited extent described in the Prospectus, invest in warrants and rights. Their prices do not necessarily move parallel to the prices of the underlying securities. The amount paid for a warrant will be lost unless the warrant is exercised prior to expiration. Warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

         - Foreign Securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         The Fund may invest in U.S. dollar-denominated foreign debt obligations known as "Brady Bonds," which are issued for the exchange of existing commercial bank loans to foreign entities for new obligations that are generally collateralized by zero coupon U.S. Treasury securities having the same maturity. Because the Fund may purchase securities denominated in foreign currencies, a change in the value of such foreign currency against the U.S. dollar will result in a change in the amount of income the Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the Fund will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Fund's having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

         Investing in foreign securities offers the Fund potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the countries in which they may be held and the sub-custodians holding them must be approved by the Fund's Board of Trustees under applicable rules of the Securities and Exchange Commission.

- Risks of Foreign Investing. Investing in foreign securities involves special additional risks and considerations not typically associated with investing in securities of issuers traded in the U.S. These include: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity in foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits against foreign issuers; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation or nationalization of assets, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

    - Asset-Backed Securities. The value of an asset-backed security is affected by changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if a credit enhancement is exhausted. The risks of investing in asset-backed securities derive from the dependency upon payment of the underlying consumer loans by the individual borrowers, and the Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments which shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as described below for prepayments of a pool of mortgage loans underlying mortgage-backed securities.

         - Mortgage-Backed Securities. These securities represent participation interests in pools of residential mortgage loans which may or may not be guaranteed by agencies or instrumentalities of the U.S. Government. Such securities differ from conventional debt securities which provide for periodic payment of interest in fixed amounts (usually semi-annually) with principal payments at maturity or specified call dates. The mortgage-backed securities in which the Fund may invest may be backed by the full faith and credit of the U.S. Treasury (e.g. direct pass-through certificates of the Government National Mortgage Association); some are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Bank); and some are backed by only the credit of the issuer itself. Any such guarantees do not extend to the value of or yield of the mortgage-backed securities themselves or to the net asset value of the Fund's shares.

         The yield of a mortgage-backed security is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is influenced by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Fund on the security backed by the pool to differ from the yield calculated on the basis of the expected average life of the pool.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates, prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as do the values of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a basis comparable to the rise in value of other debt securities because of the prepayment feature of pass-through securities. The Fund's reinvestment of scheduled principal payments and unscheduled prepayments it receives may occur at a time of higher or lower prevailing rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. The Fund may purchase mortgage-backed securities at a premium or at a discount. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount.

         The Fund may invest in "stripped" mortgage backed securities, in which the principal and interest portions of the security are separated and sold. Stripped mortgage-backed securities usually have at least two classes each of which receives different proportions of interest and principal distributions on the underlying pool of mortgage assets. One common variety of stripped mortgage-backed security has one class that receives some of the interest and most of the principal, while the other class receives most of the interest and remainder of the principal. In some cases, one class will receive all of the interest (the "interest-only" or "IO" class), while the other class will receive all of the principal (the "principal-only" or "PO" class). Interest only securities are extremely sensitive to interest rate changes, and prepayments of principal on the underlying mortgage assets. An increase in principal payments or prepayments will reduce the income available to the IO security. In other types of CMOs, the underlying principal payments may apply to various classes in a particular order, and therefore the value of certain classes or "tranches" of such securities may be more volatile than the value of the pool as a whole, and losses may be more severe than on other classes.

         - GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA Certificates") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. The GNMA Certificates that the Fund may purchase are of the "modified pass-through" type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the "issuer" and GNMA, regardless of whether the mortgagor actually makes the payments.

         The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the U.S. Government. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

         The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that the Fund has purchased the certificates at a premium in the secondary market.

         - FNMA Securities. The Federal National Mortgage Association ("FNMA") was established to create a secondary market in mortgages insured by the FHA. FNMA issues guaranteed mortgage pass-through certificates
("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S.
Government.

         - FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created to promote development of a nationwide secondary market for conventional residential mortgages. FHLMC issues two types of mortgage pass-through securities ("FHLMC Certificates"): mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHMLC guarantees timely monthly payment of interest on PCs and the ultimate payment of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

         - Participation Interests. The Fund may invest in participation interests, subject to the limitation on its net assets that may be invested in illiquid investments. Participation interests provide the Fund an undivided interest in a loan made by the issuing bank in the proportion that the Fund's participation interest bears to the total principal amount of the loan. No more than 5% of the Fund's net assets can be invested in participation interests of the same borrower. The Fund must look to the creditworthiness of the borrowing corporation, which is obligated to make payments of principal and interest on the loan. In the event the borrower fails to pay scheduled interest or principal payments, the Fund would experience a reduction in its income and might experience a decline in the net asset value of its shares. In the event of a failure by the bank to perform its obligations in connection with the participation agreement, the Fund might incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

         - Brady Bonds. The Fund may invest in U.S. dollar-denominated, collateralized Brady Bonds, as described in the Prospectus. These debt obligations of foreign entities may be fixed-rate par bonds or floating rate discount bonds and are generally collateralized in full as to principal due at maturity by U. S. Treasury zero coupon obligations which have the same maturity as the Brady Bonds. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the zero coupon Treasury securities held as collateral for the payment of principal will not be distributed to investors nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, in light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans to public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Other Investment Techniques and Strategies

    - Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

         - Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net worth of at least $50 million and which has been designated a primary dealer in government securities) for delivery on an agreed-on future date.
The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

     - Restricted and Illiquid Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

         The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

- "When-Issued" and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. Although the Fund will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund does not intend to make such purchases for speculative purposes. Such securities may bear interest at a lower rate than longer-term securities. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security and involve a risk of loss if the value of the security declines prior to the settlement date. During the period between commitment by the Fund and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation; the value at delivery may be less than the purchase price. The Fund will maintain a segregated account with its Custodian, consisting of cash, U.S. Government securities or other high grade debt obligations at least equal to the value of purchase commitments until payment is made.

         The Fund will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure of the buyer or seller to do so may result in the Fund losing the opportunity to obtain a price and yield considered to be advantageous. At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received, in determining its net asset value. If the Fund chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

         To the extent the Fund engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objective and policies and not for the purposes of investment leverage. The Fund enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above), when-issued securities and forward commitments may be sold prior to settlement date. In addition, changes in interest rates before settlement in a direction other than that expected by the Manager will affect the value of such securities and may cause a loss to the Fund.

         When-issued transactions and forward commitments allow the Fund a technique to use against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

    - Hedging. The Fund may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Interest Rate Futures or Financial Futures
(together with Interest Rate Futures, "Futures"), (ii) buy puts on securities indices or on securities, or (iii) write covered calls on securities, securities indices or on Futures. When hedging to permit the Fund to establish a position in the debt securities market as a temporary substitute for purchasing particular debt securities (which the Fund will normally purchase, and then terminate that hedging position), the Fund may: (i) buy Futures, or (ii) buy calls on Futures, securities indices or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, the Fund may: (a) purchase puts on that foreign currency, (b) write calls on that currency or (c) enter into Forward Contracts at a lower rate than the spot ("cash") rate.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money," that is, exercisable below (for a put) or above (for a call) the market price of the underlying security. For any OTC option the Fund writes, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities) the amount of assets used to cover OTC options it has written, equal to the formula price for the repurchase of the OTC option less the amount by which the OTC option is "in-the-money." The Fund will also treat as illiquid any OTC option held by it. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

         The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

- Futures. The Fund may buy and sell Interest Rate Futures and Financial Futures. Interest Rate Futures obligate one party to deliver and the other to take a specific debt security at a specified price on a specified date. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of an Interest Rate Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Fund, and any loss or gain is realized. Although Interest Rate Futures, by their terms, call for settlement by delivery or acquisition of debt securities, in most cases the obligation is fulfilled by entering into an offsetting position. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

         Financial Futures are similar to Interest Rate Futures except that settlement is made in cash, and net gain or loss on options on Financial Futures depends on price movements of the securities included in the index. The strategies which the Fund employs regarding Financial Futures are similar to those described above with regard to Interest Rate Futures.


- Forward Contracts. The Fund may enter into foreign currency exchange contracts ("Forward Contracts"), which obligate the seller to deliver and the purchaser to take a specific amount of foreign currency at a specific future date for a fixed price. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.

         There is a risk that use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To attempt to limit its exposure to loss under Forward Contracts in a particular foreign currency, the Fund limits its use of these contracts to the amount of its assets denominated in that currency or denominated in a closely-correlated foreign currency. Forward contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to other Futures. The Fund may also enter into a forward contract to sell a foreign currency denominated in a currency other than that in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar.
To the extent that the correlation is not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge.

         The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.
In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         There is no limitation as to the percentage of the Fund's assets that may be committed to foreign currency exchange contracts. The Fund does not enter into such forward contracts or maintain a net exposure in such contracts to the extent that the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's assets denominated in that currency, or enter into a "cross hedge," unless it is denominated in a currency or currencies that the Manager believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated. See "Tax Aspects of Covered Calls and Hedging Instruments" below for a discussion of the tax treatment of foreign currency exchange contracts.


         The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").

         The Fund's Custodian will place cash or U.S. Government securities or other liquid high-quality debt securities in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts to cover its short positions. If the value of the securities placed in the separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

         The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

         At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         - Writing and Purchasing Calls. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call on an investment, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, as are premiums on lapsed calls, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

         The Fund may write and purchase calls on foreign currencies. A call written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call written by the Fund on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian, cash or Government
Securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

         When the Fund buys a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on Interest Rate Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

         Calls on Futures are similar to calls on debt securities or futures contracts except that all settlements are in cash (rather than by the Fund's delivery of the underlying investment) and gain or loss depends on changes in the index in question (and thus on price movements in the debt securities market generally) rather than on price movements in individual securities or futures contracts. The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract;
it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies. When the Fund buys a call on an Interest Rate Future it pays a premium. During the call period, upon exercise of a call by the Fund, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference.

         - Writing and Purchasing Puts. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. As noted above under "Writing and Purchasing Calls," an additional reason for writing options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Writing a put, covered by segregated liquid assets equal to the exercise price of the put, has the same economic effect to the Fund as writing a covered call.

         The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium. If the put option is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the then market value of the underlying investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

         When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow with its Custodian liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the exchange or broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

         The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As with writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed to the shareholders of the Fund, are taxable as ordinary income.

         When the Fund buys a put, it pays a premium and has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

         Puts on Interest Rate Futures are similar to puts on debt securities or futures contracts except that all settlements are in cash (rather than by the Fund's delivery of the underlying investment) and gain or loss depends on changes in the index in question (and thus on price movements in the debt securities market generally) rather than on price movements in individual securities or futures contracts. Purchasing a put on either Futures or on securities it does not own permits the Fund either to resell the put or, if applicable, to buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and, as a result, the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities. When the Fund purchases a put on a Future or security not held by it, the put protects the Fund to the extent that the prices of the underlying Future or securities move in a similar pattern to the prices of the securities in the Fund's portfolio.

         - Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. The interest rate risk of a swap is that the Fund will incur a net payment obligation as a result of movements in interest rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination.
The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The Fund will not invest more than 25% of its assets in interest rate swap transactions.

    -        Additional Information about Hedging Instruments and Their Use.
The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options traded on exchanges or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

         The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Fund's control. The exercise by the Fund of puts on debt securities may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the related investment for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put, a call, or a related investment in connection with the exercise of a put or call. Such commissions may be higher on a relative basis than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

    - Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to its use of futures and options thereon as established by the Commodities
Futures Trading Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related option premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule.

         Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or futures brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same advisor as the Fund or having an affiliated investment adviser. Position limits also apply to Futures.
An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases a Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

    - Tax Aspects of Hedging Instruments and Covered Calls. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without the Fund having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months.
To comply with that 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them:
(i) selling investments, including Stock Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

         Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section
1256 contracts held by the Fund at the end of each taxable year are "marked-to market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this mark-to-market treatment.

         Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "Section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

         - Risks of Hedging With Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against declines in the value of the Fund's portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

         The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of the securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         If the Fund uses hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying Futures and/or calls on such Futures, on securities or on securities indices, it is possible that the market may decline. If the Fund then concludes not to invest in securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

Other Investment Restrictions

         The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objectives cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities.
Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

         Under these additional restrictions, the Fund cannot:

         (1) invest in real estate, but the Fund may invest in debt securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which invest in real estate or interests therein;

         (2) buy securities on margin or engage in short sales, except that the Fund may make margin deposits in connection with any of the Hedging Instruments which it may use as permitted by any of its other fundamental policies;

         (3) mortgage, hypothecate or pledge any of its assets; however, this does not prohibit the escrow arrangements contemplated in connection with the use of Hedging Instruments;

         (4) underwrite securities of any issuer if those officers and trustees or directors of the Fund or its adviser owning individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;

         (5) invest in mineral-related programs or leases;

         (6) invest in companies for the primary purpose of acquiring control of management thereof;

         (7) invest in other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets;

         (8) borrow money in excess of 10% of the value of its assets (the Fund may borrow only as a temporary measure for emergency purposes) or make any investment at a time during which borrowing exceeds 5% of the value of its assets;

         (9) make loans, except through the purchase of portfolio securities subject to repurchase agreements or through loans of portfolio securities as described above under "Loans of Portfolio Securities";

         (10) invest in commodities or commodity contracts; however, the Fund may buy and sell any of the Hedging Instruments which it may use as permitted by any of its other policies, whether or not such Hedging Instrument is considered to be a commodity or commodity contract, subject to the restrictions and limitations stated under "Hedging" in this Prospectus; or

         (11) invest more than 5% of the Fund's net assets in securities of companies (including predecessors) that have operated less than three years.

         For purposes of the Fund's policy not to concentrate described under investment restriction number 3 in the Prospectus, the Fund has adopted the industry classifications set forth in the Appendix to this Statement of Additional Information. This is not a fundamental policy.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

         Each Share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholders' meetings. Shareholders of the Fund vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Trustees and ratification of appointment of auditors for the Fund. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal.

         The Trustees are authorized to create new series and classes of series. The Trustees may reclassify unissued shares of the Fund or its series or classes into additional series or classes of shares. The Trustees may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

         The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.



Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are set forth below. Each Trustee is also a Trustee, Director or Managing General Partner of Daily Cash Accumulation Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Oppenheimer Total Return Fund, Inc., Oppenheimer Equity Income Fund, Oppenheimer High Yield Fund, Oppenheimer Cash Reserves, Oppenheimer Variable Account Funds, Oppenheimer Main Street Funds, Inc., Oppenheimer Integrity Funds, Oppenheimer Strategic Funds Trust, Oppenheimer Strategic Income & Growth Fund, Centennial America Fund, L.P., Oppenheimer Tax-Exempt Fund, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Securities Fund, and The New York Tax-Exempt Income Fund, Inc. (collectively, the "Denver-based Oppenheimer funds"). Mr. Fossel is President and Mr. Swain is Chairman of each of the Denver-based Oppenheimer funds. As of July 31, 1995, the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan two of the officers listed below, Messrs. Fossel and Donohue, are trustees), other than the shares beneficially owned under that plan by the officers of the Fund listed above.

ROBERT G. AVIS, Trustee*; Age 64
One North Jefferson Avenue, St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively.)

WILLIAM A. BAKER, Trustee; Age 80
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

CHARLES CONRAD, JR., Trustee; Age 65
19411 Merion Circle, Huntington Beach, California 92648
Vice President of McDonnell Douglas Space Systems Co.; formerly associated with the National Aeronautics and Space Administration.

JON S. FOSSEL, President and Trustee*; Age 53
Two World Trade Center, New York, New York 10048-0203
Chairman and a Director of the Manager; President and a Director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; President and a Director of HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of the Manager; a Director of Shareholder Services, Inc. ("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of the Manager; formerly President of the Manager.

RAYMOND J. KALINOWSKI, Trustee; Age 66
44 Portland Drive, St. Louis, Missouri 63131
Director of International Inc.; formerly Vice Chairman and a Director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. HOWARD KAST, Trustee; Age 73
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Trustee; Age 73
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

NED M. STEEL, Trustee; Age 80
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a Director of Van Gilder Insurance Corp. (insurance brokers).

JAMES C. SWAIN, Chairman and Trustee*; Age 61
3410 South Galena Street, Denver, Colorado 80231
Vice Chairman and a director of the Manager; President and a Director of Centennial Asset Management Corporation ("Centennial"), an investment adviser subsidiary of the Manager; formerly Chairman of the Board of SSI.

RALPH STELLMACHER, Vice President and Portfolio Manager; Age 36
Two World Trade Center, New York, New York 10048
Senior Vice President of the Manager; an officer of other Oppenheimer funds.

_____________________
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

ANDREW J. DONOHUE, Vice President; Age 45
Two World Trade Center, New York, New York 10048
Executive Vice President and General Counsel of Oppenheimer Management Corporation ("OMC") (the "Manager") and Oppenheimer Funds Distributor, Inc. (the "Distributor"); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor; Partner in, Kraft & McManimon (a law firm); an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser); director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

GEORGE C. BOWEN, Vice President, Secretary and Treasurer; Age 59
3410 South Galena Street, Denver, Colorado 80231
Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

ROBERT BISHOP, Assistant Treasurer; Age 37
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

SCOTT FARRAR, Assistant Treasurer; Age 30
3410 South Galena Street, Denver, Colorado 80231
Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

ROBERT G. ZACK, Assistant Secretary; Age 47.
Two World Trade Center, New York, New York 10048
Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

_____________________
*A Trustee who is an "interested person" of the Fund as defined in the Investment Company Act.

- Remuneration of Trustees. The officers of the Fund are affiliated with the Manager; they and the Trustees of the Fund who are affiliated with the Manager (Messrs. Fossel and Swain, who are both officers and Trustees) receive no salary or fee from the Fund. The Trustees of the Fund (excluding Messrs. Fossel and Swain) received the total amounts shown below from all 21 of the Denver-based Oppenheimer funds (including the Fund) listed in the first paragraph of this section, for services in the positions shown:



                                                                     Total Compensation
                                           Aggregate                 From All
                                           Compensation              Denver-based
Name and Position                          from Fund                 OppenheimerFunds1

Robert G. Avis                             $199                      $53,000.00
  Trustee

William A. Baker                           $278                      $73,257.01
  Audit and Review
  Committee Chairman
  and Trustee

Charles Conrad, Jr.                        $257                      $68,293.67
  Audit and Review
  Committee Member
  and Trustee

Raymond J. Kalinowski                      $199                      $53,000.00
  Trustee

C. Howard Kast                             $199                      $53,000.00
  Trustee

Robert M. Kirchner                         $257                      $68,293.67
  Audit and Review
  Committee Member
  and Trustee

Ned M. Steel                               $199                      $53,000.00
  Trustee

______________
1 For the 1994 calendar year.

- Major Shareholders. As of September 25, 1995, no person owns of record or is known by the Fund to own beneficially 5% or more of the Fund as a whole or the Fund's outstanding Class A, Class B or Class C shares, except for Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, EFL 3, Jacksonville, Florida 32246, which was the record owner of 867,830.392 Class C shares (approximately 16.92% of the Class C shares then outstanding).

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom serve as officers of the Fund and two of whom (Messrs. Fossel and Swain) serve as Trustees of the Fund.

  The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

 - The Investment Advisory Agreement. The Investment Advisory Agreement between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         Expenses not expressly assumed by the Manager under the advisory
agreement or by the Distributor are paid by the Fund.   The advisory
agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation. For the Fund's fiscal years ended September 30, 1992, 1993 and 1994, the management fees paid by the Fund to the Manager were $197,844, $513,057 and $1,026,200, respectively.

         The advisory agreement contains no expense limitation. However, independently of the Agreement, the Manager has voluntarily undertaken that the total expenses of the Fund in any fiscal year (exclusive of taxes, interest, brokerage commissions, and any extraordinary non-recurring expenses, such as litigation costs) shall not exceed the most stringent state regulatory limitation on Fund expenses applicable to the Fund. The payment of the management fee will be reduced so that at no time will there be any accrued but unpaid liability under the above expense limitation. The Manager reserves the right to amend or terminate this expense limitation at any time.

         The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties thereunder, the Manager shall not be liable for any loss sustained by reason of good faith errors or omissions on its part with respect to any matters to which the advisory agreement relates. The Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

- The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders) are borne by the Distributor. During the Fund's fiscal years ended September 30, 1992, 1993 and 1994, the aggregate amount of sales charge on sales of the Fund's Class A shares was $382,287, $1,401,952 and $2,343,545, respectively, of which the Distributor and an affiliated broker-dealer retained $105,534, $352,530 and $595,684 in those respective years. Class B shares were not publicly offered during those periods, and no contingent deferred sales charges were collected. For the period December 1, 1993 through September 30, 1994, the contingent deferred sales charge collected by the Distributor on the redemption of Class C shares totalled $10,342. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," below.

- The Transfer Agent. Oppenheimer Shareholder Services, the Fund's transfer agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

         Under the advisory agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the
advisory agreement and the procedures and rules described above.   In
either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Brokerage commissions are paid primarily for effecting transactions in listed securities and or for certain fixed-income agency transactions, in the secondary market, otherwise only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

         The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income trades to obtain research where the broker has represented to the Manger that (i) the trade is not from the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.


         The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

         During the Fund's fiscal years ended September 30, 1992, 1993 and 1994, total brokerage commissions paid by the Fund (not including any spreads or concessions on principal transactions on a net trade basis) amounted to $1,064, $2,499, and $6,760, respectively. During the fiscal year ended September 30, 1994, $507 was paid to brokers as commissions in return for research services; the aggregate dollar amount of these transactions was $94,960. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.

Performance of the Fund

Yield and Total Return Information. As described in the Prospectus, from time to time the "standardized yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below. Class C shares were first publicly offered on December 1, 1993. No performance information is presented below for Class B shares because no shares of that class were publicly issued during the fiscal year ended September 30, 1994.

         The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

- Standardized Yields

         - Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                          a-b       6
Standardized Yield = 2 ((------ + 1)   - 1)
                          cd

         The symbols above represent the following factors:

         a =    dividends and interest earned during the 30-day period.
         b =    expenses accrued for the period (net of any expense
                reimbursements).
         c =    the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
         d =    the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

         The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended September 30, 1994, the standardized yields for the Fund's Class A and Class C shares were 7.90% and 7.48%, respectively.
No standardized yields are presented for Class B shares because no shares of that class were publicly issued during the fiscal year ended September 30, 1994.


         - Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the dividends paid on shares of a class from dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield of the Class =

            Dividends of the Class
----------------------------------------------------
Max Offering Price of the Class (last day of period)

Divided by number of days (accrual period) x 365


         The maximum offering price for Class A shares includes the maximum front-end sales charge. For Class B or Class C shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.

         From time to time similar yield or distribution return calculations may also be made using the Class A net asset value (instead of its maximum offering price) at the end of the period. The dividend yields on Class A shares for the 30-day period ended September 30, 1994, were 8.40% and 8.81% when calculated at maximum offering price and at net asset value, respectively. The dividend yield on Class C shares for the 30-day period ended September 30, 1994, was 8.02% when calculated at net asset value.

-        Total Return Information

    - Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )

         - Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P
------- = Total Return
   P
         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, payment of a contingent deferred sales charge of 5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth year, 2.0% for the fifth year and 1.0% for the sixth year, and none thereafter, is applied, as described in the Prospectus. For Class C shares, the payment of the 1% contingent deferred sales charge for the first 12 months is applied, as described in the Prospectus. Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "average annual total returns" on an investment in Class A shares of the Fund for the one and five year periods ended September 30, 1994 and for the period from November 16, 1987 through September 30, 1994 were .60%, 12.62% and 12.93%, respectively. The cumulative "total return" on Class A shares for the period from November
16, 1987 through September 30, 1994 was 130.65%. The cumulative total return on Class C shares for the fiscal for the period from December 1, 1993 through September 30, 1994 was .17%.

         - Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B or Class
C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total return at net asset value of the Fund's Class A shares for the one year period ended September 30, 1994 and the period from November 16, 1987 through September 30, 1994 was 5.61% and 142.15%, respectively. The cumulative total return at net asset value for Class C shares for the period from December 1, 1993 through September 30, 1994 was 1.11%.

         Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B or Class C shares. However, when comparing total return of an investment in Class A or Class C shares of the Fund with that of other alternatives, investors should understand that as the Fund invests in high yield securities, its shares are subject to greater market risks than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes are ranked against (i) all other funds (excluding money market funds),
(ii) all other high current yield or fixed income funds and (iii) all other such funds in a specific size category. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

         From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk reflects fund performance below 90-day U.S. Treasury bill monthly returns. Risk and return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Class A, Class B and Class C shares of the Fund in relation to other rated high yield funds. Rankings are subject to change.

         The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of the Lehman Brothers Corporate Bond Index and the Salomon Brothers High Yield Market Index. The Lehman Brothers Corporate Bond Index is an unmanaged index of publicly-issued nonconvertible investment grade corporate debt of U.S. issuers, widely recognized as a measure of the U.S. fixed-rate corporate bond market. The Salomon Brothers High Yield Market Index is an unmanaged index of below-investment grade (but rated at least BB+/Ba1 by Standard & Poor's or Moody's) U.S. corporate debt obligations, widely recognized as a measure of the performance of the high-yield corporate bond market, the market in which the Fund principally invests. Each Index includes a factor for the reinvestment of interest but does not reflect expenses or taxes.

         Investors may also wish to compare the Fund's Class A, Class B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

         From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the OppenheimerFunds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.


         The performance of the Fund's Class A, Class B or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Distribution and Service Plans

         The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act, pursuant to which the Fund makes payment to the Distributor in connection with the distribution and/or servicing of shares of that class as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the "Independent Trustees", cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for the Class B shares (the "Class B Plan") and Class C shares (the "Class C Plan"), such votes were cast by the Manager as the sole initial holder of Class
B and Class C shares of the Fund.

         In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund), to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

         Unless terminated as described below, each Plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Fund's Board of Trustees, including the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting on such continuance. Each Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such approval must be by a "majority" (as defined in the Investment Company Act), of the Class A and Class B shares voting separately by class. All material amendments must be approved by the Board and the Independent Trustees.


         While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly for its review, detailing the amount of all payments made pursuant to each Plan, the identity of each Recipient that received any such payment, and the purpose of the payments. The report for the Class
C Plan shall also include the Distributor's distribution costs for that quarter, and such costs for previous fiscal periods that have been carried forward, as explained in the Prospectus and below. Those reports will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection or replacement and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision as to any such selection or nomination is approved by a majority of such Independent Trustees.


         Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Initially, the Board of Trustees has set the fee at the maximum rate and set no minimum amount.

         For the fiscal year ended September 30, 1994, payments under the Class A Plan totaled $319,690, all of which was paid by the Distributor to Recipients as reimbursement for services, including $18,814 paid to MML Investor Services, Inc., an affiliate of the Distributor. Any unreimbursed expenses incurred with respect to Class A shares for any fiscal quarter by the Distributor may not be recovered under the Class A Plan in subsequent fiscal quarters. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

         The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of the shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.


         Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on Class
B and Class C shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B and Class C Plans are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset based sales charges and service fees.



         The Class B Plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amount paid by the Fund during that period. Such payments are made in recognition that the Distributor (i) pays sales commissions to authorized brokers and dealers to authorized brokers and dealers at the time of sale and pays service fees as described in the Prospectus, (ii) may finance such commissions and/or the advance of the service fee payment to Recipients under those Plans, (iii) employs personnel to support distribution of shares, and (iv) may bear the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees. Since no Class B shares were outstanding during the Fund's fiscal year end September 30, 1994, no payments were made under the Class B Plan.

         The Class C Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods, as described in the Prospectus. For the fiscal period December 1, 1993 through September 30, 1994, payments under the Class C Plan totalled $113,624, all of which was retained by the Distributor.

         The asset-based sales charge paid to the Distributor by the Fund under the Class C Plan is intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of Class C shares: (i) financing the advance of the service fee payment to Recipients under the Class C Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of Class C shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor will not accept (i) any order for $500,000 or more of Class B or (ii) any order for $1 million or more of Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

         The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne by those classes, including the asset-based sales charge to which Class B and Class C shares are subject.

         The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class
B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to unaffiliated Trustees, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Value Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchanges most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Trading may occur in debt securities and in foreign securities when the Exchange is closed (including weekends and holidays). Because the Fund's net asset values will not be calculated on those days, the Fund's net asset value per share may be significantly affected on such days when shareholders may not purchase or redeem shares.


         The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities, generally as follows: (i) equity securities traded on a securities exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last reported sale prices on their primary exchange or NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day, or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry; (iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry;
(v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry;
(vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; and (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures.

         Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities traded in such markets that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of its net asset value unless the Board of Trustees or the Manager, under procedures established by the Board, determines that the particular event would materially affect the Fund's net asset values, in which case an adjustment would be made. Foreign currency will be valued as close to the time fixed for the valuation date as is reasonably practicable. The values of securities denominated in foreign currency will be converted to U.S.
dollars at the prevailing rates of exchange at the time of valuation. In the case of U.S. government and foreign securities and corporate bonds, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Trustees will monitor the accuracy of pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

         Puts, calls and Futures held by the Fund are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable as determined by a pricing service approved by the Board of Directors or by the Manager, or, if there are no sales that day, in accordance with (i), above. Forward currency contracts are valued at the closing price on the London foreign exchange market as provided by a reliable bank, dealer or pricing service. When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, brothers and sisters, sons-and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

         - The Oppenheimer funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Tax-Free Bond Fund
Oppenheimer New York Tax-Exempt Fund
Oppenheimer California Tax-Exempt Fund
Oppenheimer Intermediate Tax-Exempt Fund
Oppenheimer Insured Tax-Exempt Fund
Oppenheimer Main Street California Tax-Exempt Fund
Oppenheimer Florida Tax-Exempt Fund
Oppenheimer Pennsylvania Tax-Exempt Fund
Oppenheimer New Jersey Tax-Exempt Fund
Oppenheimer Fund
Oppenheimer Discovery Fund
Oppenheimer Target Fund
Oppenheimer Growth Fund
Oppenheimer Equity Income Fund
Oppenheimer Value Stock Fund
Oppenheimer Asset Allocation Fund
Oppenheimer Total Return Fund, Inc.
Oppenheimer Main Street Income & Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Champion High Yield Fund
Oppenheimer U.S. Government Trust
Oppenheimer Limited-Term Government Fund
Oppenheimer Global Fund
Oppenheimer Global Emerging Growth Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Strategic Income Fund
Oppenheimer Strategic Income & Growth Fund
Oppenheimer Bond Fund
Oppenheimer International Bond Fund

and the following "Money Market Funds":

Oppenheimer Money Market Fund, Inc.
Oppenheimer Cash Reserves
Centennial Money Market Trust
Centennial Tax Exempt Trust
Centennial Government Trust
Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust
Centennial America Fund, L.P.
Daily Cash Accumulation Fund, Inc.

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

         - Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares of the Fund (and Class A and Class
B shares of other Oppenheimer funds) during a 13-month period (the "Letter of Intend period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

         For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         -        Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

     3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time.
Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

    4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class
A contingent deferred sales charge, (b) Class B shares of other
Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either
(i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

     6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "How to Exchange Shares," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

         There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

         Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

         - Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

         - Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

         - Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares,
(ii) Class B shares or (iii) Class C shares that were subject to the Class C contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension, profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B Contingent Deferred Sales Charge" or in "Waivers of Class C Contingent Deferred Sales Charge").

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

         - Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

         - Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent and the Fund shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

         The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund.
The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder.
Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

         To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

         As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A shares, but certain (other) Oppenheimer funds do not presently offer either or both of Class B or Class C shares. A list showing which funds offer which class can be obtained by calling the Distributor at 1-800-525-7048.

         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

         When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

         The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans, Checkwriting, if available, and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the
"Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The
Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value. However, daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. If all shares in an account are redeemed, all dividends accrued on shares in the account will be paid together with the redemption proceeds. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase).

         Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, in order to enable the investor to earn a return on otherwise idle funds.
Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and distributions is explained in the Prospectus under the caption "Dividends, Distributions and Taxes."
Special provisions of the Internal Revenue Code govern the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends (generally dividends from domestic corporations) which the Fund derives from its portfolio investments held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on shares held by the shareholder for 45 days or less. To the extent that the Fund derives a substantial portion of its gross income from option premiums, interest income or short-term gains from the sale of securities, or dividends from foreign corporations, its dividends will not qualify for the deduction.

         Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January
1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year to October 31 of the current year or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund's distributions will meet those requirements, the Fund's Board and Manager might determine that in a particular year it would be in the best interest of the Fund not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts, which would reduce the amount available for distribution to shareholders.

         The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. The Fund may also from time to time receive payment-in-kind securities in lieu of cash interest payments. As an investment company, the Fund must pay out substantially all of its net investment income each year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. Class B and C shareholders should be aware that as of the date of this Additional Statement, only certain Oppenheimer funds offer Class B or Class C shares. To elect this option, the shareholder must notify OSS in writing and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates.

Independent Auditors. The independent auditors of the Fund audit the Manager's and the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

STATEMENT OF INVESTMENTS   March 31, 1995 (Unaudited)
-------------------------------------------------------------------------------

                                                                                    FACE            MARKET VALUE
                                                                                    AMOUNT(1)       SEE NOTE 1
==========================================================
======================================================
MORTGAGE-BACKED OBLIGATIONS--0.6%
----------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only Stripped
Mtg.-Backed Security, Trust 240, Cl. 2, 7%, 9/25/23(2)                              $ 3,161,937      $ 1,145,214
----------------------------------------------------------------------------------------------------------------
Resolution Trust Corp., Commercial Mtg. Pass-Through Certificates,
Series 1994-C2, Cl. E, 8%, 4/25/25                                                      518,260          433,962
                                                                                                     -----------
Total Mortgage-Backed Obligations (Cost $1,470,080)                                                    1,579,176

==========================================================
======================================================
U.S. GOVERNMENT OBLIGATIONS--9.2%
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds, 10.375%, 5/15/95                                                 2,000,000        2,010,000
----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
10.50%, 8/15/95                                                                       6,750,000        6,855,469
8.875%, 11/15/97(3)                                                                   4,500,000        4,710,937
9.25%, 1/15/96                                                                        9,575,000        9,775,471
                                                                                                     -----------
Total U.S. Government Obligations (Cost $23,456,605)                                                  23,351,877

==========================================================
======================================================
FOREIGN GOVERNMENT OBLIGATIONS--0.4%
----------------------------------------------------------------------------------------------------------------
Banco Nacional de Comercio Exterior SNC International Finance BV Gtd.
Matador Bonds, 8%, 8/5/03                                                               500,000          236,875
----------------------------------------------------------------------------------------------------------------
Ecuador (Republic of) Bonds, 7.25%, 2/28/25(4)                                        1,500,000          667,500
                                                                                                     -----------
Total Foreign Government Obligations (Cost $1,185,390)                                                   904,375

==========================================================
======================================================
MUNICIPAL BONDS AND NOTES--0.3%
----------------------------------------------------------------------------------------------------------------
San Joaquin Hills, California Transportation Corridor Agency
Toll Road Capital Appreciation Revenue Bonds, Jr. Lien, Zero Coupon,
1/1/28 (Cost $755,503)                                                               13,500,000          880,821

==========================================================
======================================================
CORPORATE BONDS AND NOTES--61.3%
----------------------------------------------------------------------------------------------------------------
BASIC INDUSTRY --11.5%
----------------------------------------------------------------------------------------------------------------
CHEMICALS--3.8%
Carbide/Graphite Group, Inc., 11.50% Sr. Nts., 9/1/03                                 2,000,000        2,090,000
----------------------------------------------------------------------------------------------------------------
Georgia Gulf Corp., 15% Sr. Sub. Nts., 4/15/00                                        2,000,000        2,000,000
----------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 0%/13% Sr. Sec. Disc. Nts., 10/15/05(5)                          1,000,000          655,000
----------------------------------------------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr. Sec. Nts., 10/15/03                                   1,600,000        1,644,000
----------------------------------------------------------------------------------------------------------------
OSI Specialties Holding Co., 0%/11.50% Sr. Sec. Disc. Debs., Series B, 4/15/04(5)     3,000,000        1,995,000
----------------------------------------------------------------------------------------------------------------
Polymer Group, Inc., 12.25% Sr. Nts., 7/15/02(6)                                        750,000          727,500
----------------------------------------------------------------------------------------------------------------
UCAR Global Enterprises, Inc., 12% Sr. Sub. Nts., 1/15/05(6)                            600,000          632,250
                                                                                                     -----------
                                                                                                       9,743,750

----------------------------------------------------------------------------------------------------------------
CONTAINERS--0.9%
Owens-Illinois, Inc., 11% Sr. Debs., 12/1/03                                          2,145,000        2,300,513
----------------------------------------------------------------------------------------------------------------
METALS/MINING--0.8%
Kaiser Aluminum & Chemical Corp., 9.875% Sr. Nts., 2/15/02                            2,020,000        1,898,800
----------------------------------------------------------------------------------------------------------------
PAPER--5.3%
Domtar, Inc.:
11.25% Debs., 9/15/17                                                                   190,000          199,856
11.75% Sr. Nts., 3/15/99                                                                400,000          430,000
12% Nts., 4/15/01                                                                       190,000          209,950
----------------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 0%/12.75% Sr. Sub. Disc. Debs., 5/15/05(5)                   1,550,000        1,476,375
----------------------------------------------------------------------------------------------------------------
Gaylord Container Corp., 11.50% Sr. Nts., 5/15/01                                     1,400,000        1,477,000
----------------------------------------------------------------------------------------------------------------
Malette, Inc., 12.25% Sr. Sec. Nts., 7/15/04                                            600,000          627,000
----------------------------------------------------------------------------------------------------------------
Repap Wisconsin, Inc., 9.25% Fst. Priority Sr. Sec. Nts., 2/1/02                      2,220,000        2,097,900


6    Oppenheimer Champion High Yield Fund

                                                                                    FACE            MARKET VALUE
                                                                                    AMOUNT(1)       SEE NOTE 1
==========================================================
======================================================
PAPER (CONTINUED)
Riverwood International Corp.:
10.375% Sr. Sub. Nts., 6/30/04                                                      $  900,000       $   924,750
10.75% Sr. Nts., 6/15/00                                                               400,000           419,000
11.25% Sr. Sub. Nts., 6/15/02                                                        1,100,000         1,163,250
----------------------------------------------------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts., 12/15/04(6)                                        1,560,000         1,661,400
----------------------------------------------------------------------------------------------------------------
Stone Consolidated Corp., 10.25% Sr. Sec. Nts., 12/15/00                               400,000           406,500
----------------------------------------------------------------------------------------------------------------
Stone Container Corp., 10.75% Fst. Mtg. Nts., 10/1/02                                  390,000           404,625
----------------------------------------------------------------------------------------------------------------
Stone Container Corp., 9.875% Sr. Nts., 2/1/01                                       1,945,000         1,896,375
                                                                                                     -----------
                                                                                                      13,393,981

----------------------------------------------------------------------------------------------------------------
STEEL--0.7%
Acme Metals, Inc., 12.50% Sr. Sec. Nts., 8/1/02                                        600,000           603,000
----------------------------------------------------------------------------------------------------------------
AK Steel Corp., 10.75% Gtd. Sr. Nts., 4/1/04                                         1,000,000         1,010,000
----------------------------------------------------------------------------------------------------------------
Armco, Inc., 8.50% Sinking Fund Debs., 9/1/01                                          275,000           247,156
                                                                                                     -----------
                                                                                                       1,860,156

----------------------------------------------------------------------------------------------------------------
CONSUMER RELATED--18.0%
----------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS--1.9%
Harman International Industries, Inc., 12% Sr. Sub. Nts., 8/1/02                     2,400,000         2,628,000
----------------------------------------------------------------------------------------------------------------
International Semi-Tech Microelectronics, Inc., 0%/11.50%
Sr. Sec. Disc. Nts., 8/15/03(5)                                                      1,840,000          818,800
----------------------------------------------------------------------------------------------------------------
Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                           1,550,000         1,511,250
                                                                                                     -----------
                                                                                                       4,958,050

----------------------------------------------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO--2.4%
Consolidated Cigar Corp., 10.50% Sr. Sub. Nts., 3/1/03                               2,000,000         1,900,000
----------------------------------------------------------------------------------------------------------------
Curtice-Burns Foods, Inc., 12.25% Sr. Sub. Nts., 2/1/05                              1,000,000         1,048,750
----------------------------------------------------------------------------------------------------------------
Di Giorgio Corp., 12% Sr. Nts., 2/15/03                                                700,000           598,500
----------------------------------------------------------------------------------------------------------------
Heileman Acquisition Corp., 9.625% Sr. Sub. Nts., 1/31/04                              800,000           552,000
----------------------------------------------------------------------------------------------------------------
Royal Crown Corp., 9.75% Sr. Sec. Nts., 8/1/00                                       2,100,000         1,974,000
                                                                                                     -----------
                                                                                                       6,073,250

----------------------------------------------------------------------------------------------------------------
HEALTHCARE--4.9%
Abbey Healthcare Group, Inc., 9.50% Sr. Sub. Nts., 11/1/02                           1,000,000         1,035,000
----------------------------------------------------------------------------------------------------------------
AmeriSource Corp., 11.25% Sr. Debs., 7/15/05(7)                                        590,186           614,716
----------------------------------------------------------------------------------------------------------------
Capstone Capital Corp., 10.50% Cv. Sub. Debs., 4/1/02                                  750,000           755,625
----------------------------------------------------------------------------------------------------------------
Charter Medical Corp., 11.25% Sr. Sub. Nts., 4/15/04                                 1,670,000         1,761,850
----------------------------------------------------------------------------------------------------------------
Healthsouth Rehabilitation Corp., 9.50% Sr. Sub. Nts., 4/1/01                        2,300,000         2,305,750
----------------------------------------------------------------------------------------------------------------
Healthtrust, Inc.--The Hospital Co., 10.25% Sub. Nts., 4/15/04                         600,000           666,000
----------------------------------------------------------------------------------------------------------------
Healthtrust, Inc.--The Hospital Co., 10.75% Sub. Nts., 5/1/02                        1,500,000         1,638,750
----------------------------------------------------------------------------------------------------------------
National Medical Enterprises, Inc., 10.125% Sr. Sub. Nts., 3/1/05                    2,250,000         2,323,125
----------------------------------------------------------------------------------------------------------------
Surgical Health Corp., 11.50% Sr. Sub. Nts., 7/15/04                                   450,000           486,000
----------------------------------------------------------------------------------------------------------------
Total Renal Care, Inc., Units(5)                                                     1,000,000           875,000
                                                                                                     -----------
                                                                                                      12,461,816

----------------------------------------------------------------------------------------------------------------
HOTEL/GAMING--5.4%
Arizona Charlie's, Inc., 12% Fst. Mtg. Nts., Series A, 11/15/00(8)                     275,000           224,125
----------------------------------------------------------------------------------------------------------------
Aztar Corp., 11% Sr. Sub. Nts., 10/1/02                                                400,000           390,000
----------------------------------------------------------------------------------------------------------------
Aztar Corp., 13.75% Sr. Sub. Nts., 10/1/04                                           1,870,000         2,024,275
----------------------------------------------------------------------------------------------------------------
Bally's Park Place Funding, Inc., 9.25% Gtd. Fst. Mtg. Nts., 3/15/04                 2,200,000         1,952,500
----------------------------------------------------------------------------------------------------------------
Capital Gaming International, Inc. Promissory Nts.                                       7,500                 0
----------------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% Fst. Mtg. Nts., Series A, 11/15/00(8)                100,000            91,500


7    Oppenheimer Champion High Yield Fund

----------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS   (Unaudited) (Continued)
----------------------------------------------------------------------------------------------------------------
                                                                                    FACE            MARKET VALUE
                                                                                    AMOUNT(1)       SEE NOTE 1
==========================================================
======================================================
HOTEL/GAMING (CONTINUED)
Casino America, Inc., Zero Coupon Fst. Mtg. Nts., 11/15/01                    $      450,000         $   438,750
----------------------------------------------------------------------------------------------------------------
Empress River Casino Finance Corp., 10.75% Gtd. Sr. Nts., 4/1/02                   2,000,000           1,950,000
----------------------------------------------------------------------------------------------------------------
GB Property Funding Corp., 10.875% Fst. Mtg. Nts., 1/15/04                         1,070,000             917,525
----------------------------------------------------------------------------------------------------------------
Maritime Group Ltd., Units(6)(9)                                                     276,577             174,244
----------------------------------------------------------------------------------------------------------------
MGM Grand Hotel Finance Corp., 12% Fst. Mtg. Nts., 5/1/02                          2,095,000           2,314,975
----------------------------------------------------------------------------------------------------------------
Resorts International, Inc., Zero Coupon Sec. Fst. Mtg. Non-Recourse
Pass-Through Nts., 6/30/00                                                         1,010,000             863,550
----------------------------------------------------------------------------------------------------------------
Showboat, Inc., 9.25% Fst. Mtg. Bonds, 5/1/08                                        950,000             836,000
----------------------------------------------------------------------------------------------------------------
Station Casinos, Inc., 9.625% Sr. Sub. Nts., 6/1/03                                1,690,000           1,495,650
----------------------------------------------------------------------------------------------------------------
Trump's Castle Funding, Inc., 7% Sub. Nts., 11/15/05(7)(10)                               37                  28
                                                                                                     -----------
                                                                                                      13,673,122

----------------------------------------------------------------------------------------------------------------
LEISURE--0.9%
Coleman Holdings, Inc., Zero Coupon Sr. Sec. Disc. Nts., Series B, 5/27/98         3,100,000           2,193,250
----------------------------------------------------------------------------------------------------------------
RESTAURANTS--0.8%
Aramark Corp., 12% Sub. Debs., 4/15/00                                             2,000,000           2,100,000
----------------------------------------------------------------------------------------------------------------
TEXTILE/APPAREL--1.7%
Consoltex Group, Inc., 11% Gtd. Sr. Sub. Nts., Series B, 10/1/03                   1,200,000           1,062,000
----------------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa, 13% Sr. Nts., 6/15/01                                      350,000             323,750
----------------------------------------------------------------------------------------------------------------
PT Polysindo Eka Perkasa, Zero Coupon Promissory Nts., 10/23/96 IDR            3,000,000,000             928,284
----------------------------------------------------------------------------------------------------------------
WestPoint Stevens, Inc., 9.375% Sr. Sub. Debs., 12/15/05                           2,200,000           2,026,750
                                                                                                     -----------
                                                                                                       4,340,784

----------------------------------------------------------------------------------------------------------------
ENERGY--5.8%
Ferrellgas LP/Ferrellgas Finance Corp., 10% Sr. Nts., 8/1/01                       2,000,000           2,060,000
----------------------------------------------------------------------------------------------------------------
Maxus Energy Corp., 11.50% Debs., 11/15/15                                           500,000             427,500
----------------------------------------------------------------------------------------------------------------
Maxus Energy Corp., 9.875% Nts., 10/15/02                                          1,100,000             968,000
----------------------------------------------------------------------------------------------------------------
Mesa Capital Corp., 0%/12.75% Sec. Disc. Nts., 6/30/98(5)                            708,000             683,220
----------------------------------------------------------------------------------------------------------------
OPI International, Inc., 12.875% Gtd. Sr. Nts., 7/15/02                            1,225,000           1,353,625
----------------------------------------------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc., 12.25% Sub. Debs., 2/1/05                        2,035,000           2,126,575
----------------------------------------------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc., 9.375% Sub. Debs., 2/1/06                          270,000             236,250
----------------------------------------------------------------------------------------------------------------
Presidio Oil Co., 13.30% Sr. Sub. Gas Indexed Nts., Series B, 7/15/02(4)              50,000              23,250
----------------------------------------------------------------------------------------------------------------
Santa Fe Energy Resources, Inc., 11% Sr. Sub. Debs., 5/15/04                       2,220,000           2,297,700
----------------------------------------------------------------------------------------------------------------
Triton Energy Corp., Zero Coupon Sr. Sub. Disc. Nts., 11/1/97                      3,200,000           2,528,000
----------------------------------------------------------------------------------------------------------------
Wainoco Oil Corp., 12% Sr. Nts., 8/1/02                                            1,900,000           1,928,500
----------------------------------------------------------------------------------------------------------------
                                                                                                      14,632,620

----------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES--3.3%
----------------------------------------------------------------------------------------------------------------
Diversified Financial--1.5%
Acme Holdings, Inc., 11.75% Sr. Nts., 6/1/00(9)                                      400,000             166,000
----------------------------------------------------------------------------------------------------------------
Card Establishment Services, Inc., 10% Sr. Sub. Nts., Series B, 10/1/03            2,000,000           2,222,500
----------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(8)                                          619,619             681,581
----------------------------------------------------------------------------------------------------------------
GPA Holland BV, 8.94% Medium-Term Nts., Series C, 2/16/99                            700,000             525,875
----------------------------------------------------------------------------------------------------------------
Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03                                     600,000             249,000
                                                                                                     -----------
                                                                                                       3,844,956


8    Oppenheimer Champion High Yield Fund

                                                                                    FACE            MARKET VALUE
                                                                                    AMOUNT(1)       SEE NOTE 1
==========================================================
======================================================
INSURANCE--1.8%
American Life Holding Co., 11.25% Sr. Sub. Nts., 9/15/04                          $2,220,000          $2,253,300
----------------------------------------------------------------------------------------------------------------
Life Partners Group, Inc., 12.75% Sr. Sub. Nts., 7/15/02                           2,000,000           2,190,000
                                                                                                     -----------
                                                                                                       4,443,300

----------------------------------------------------------------------------------------------------------------
HOUSING RELATED--2.8%
----------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS--2.6%
American Standard, Inc., 0%/10.50% Sr. Sub. Disc. Debs., 6/1/05(5)                 1,475,000           1,014,062
----------------------------------------------------------------------------------------------------------------
American Standard, Inc., 10.875% Sr. Nts., 5/15/99                                 1,000,000           1,045,000
----------------------------------------------------------------------------------------------------------------
Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03                                          800,000             752,000
----------------------------------------------------------------------------------------------------------------
Southdown, Inc., 14% Sr. Sub. Nts., Series B, 10/15/01                               735,000             812,175
----------------------------------------------------------------------------------------------------------------
Triangle Pacific Corp., 10.50% Sr. Nts., 8/1/03                                    1,100,000           1,089,000
----------------------------------------------------------------------------------------------------------------
USG Corp., 10.25% Sr. Sec. Nts., 12/15/02                                          1,750,000           1,774,063
----------------------------------------------------------------------------------------------------------------
Walter Industries, Inc., 17% Sub. Nts., 1/1/96(9)                                    350,000             222,250
                                                                                                     -----------
                                                                                                       6,708,550

----------------------------------------------------------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE--0.2%
Olympia & York First Canadian Place Ltd., 11% Debs., Series 3, 11/4/49(11) CAD     1,250,000             552,486
----------------------------------------------------------------------------------------------------------------
MANUFACTURING--3.6%
----------------------------------------------------------------------------------------------------------------
AEROSPACE/ELECTRONICS/COMPUTERS--1.0%
Berg Electronics Holdings Corp., 11.375% Sr. Sub. Debs., 5/1/03                    1,000,000           1,032,500
----------------------------------------------------------------------------------------------------------------
Businessland, Inc., 5.50% Sub. Debs., 3/1/07                                         805,000             161,000
----------------------------------------------------------------------------------------------------------------
Tracor, Inc., 10.875% Sr. Sub. Nts., 8/15/01                                       1,470,000           1,447,950
                                                                                                     -----------
                                                                                                       2,641,450

----------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--1.8%
Aftermarket Technology Corp., 12% Sr. Sub. Nts., 8/1/04                            1,500,000           1,582,500
----------------------------------------------------------------------------------------------------------------
Foamex LP/Foamex Capital Corp., 11.25% Sr. Nts., 10/1/02                             450,000             443,250
----------------------------------------------------------------------------------------------------------------
Foamex LP/Foamex Capital Corp., 9.50% Sr. Sec. Nts., 6/1/00                          200,000             195,000
----------------------------------------------------------------------------------------------------------------
JPS Automotive Products Corp., 11.125% Sr. Nts., 6/15/01                             450,000             441,000
----------------------------------------------------------------------------------------------------------------
Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                                       975,000             879,938
----------------------------------------------------------------------------------------------------------------
SPX Corp., 11.75% Sr. Sub. Nts., 6/1/02                                              950,000             992,750
                                                                                                     -----------
                                                                                                       4,534,438

----------------------------------------------------------------------------------------------------------------
CAPITAL GOODS--0.8%
Atlantis Group, Inc., 11% Sr. Nts., 2/15/03                                          600,000             597,000
----------------------------------------------------------------------------------------------------------------
Imo Industries, Inc., 12% Sr. Sub. Debs., 11/1/01                                    500,000             513,750
----------------------------------------------------------------------------------------------------------------
Imo Industries, Inc., 12.25% Sr. Sub. Debs., 8/15/97                                 872,000             880,720
                                                                                                     -----------
                                                                                                       1,991,470

----------------------------------------------------------------------------------------------------------------
MEDIA--6.8%
----------------------------------------------------------------------------------------------------------------
BROADCASTING--0.7%
Outlet Broadcasting, Inc., 10.875% Sr. Sub. Nts., 7/15/03                          1,000,000           1,005,000
----------------------------------------------------------------------------------------------------------------
Sinclair Broadcasting Group, Inc., 10% Sr. Sub. Nts., 12/15/03                       250,000             241,250
----------------------------------------------------------------------------------------------------------------
Univision Television Group, Inc., 11.75% Sr. Sub. Nts., 1/15/01                      500,000             532,500
                                                                                                     -----------
                                                                                                       1,778,750

----------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--4.1%
Cablevision Systems Corp.:
10.75% Sr. Sub. Debs., 4/1/04                                                        200,000             208,500
9.875% Sr. Sub. Debs., 2/15/13                                                       600,000             579,000
9.875% Sr. Sub. Debs., 4/1/23                                                        400,000             378,500
----------------------------------------------------------------------------------------------------------------
Century Communications Corp., 9.50% Sr. Nts., 3/1/05                               1,500,000           1,455,000
----------------------------------------------------------------------------------------------------------------
Continental Cablevision, Inc., 11% Sr. Sub. Debs., 6/1/07                            270,000             288,913
----------------------------------------------------------------------------------------------------------------
Continental Cablevision, Inc., 9.50% Sr. Debs., 8/1/13                             2,060,000           1,987,900


9    Oppenheimer Champion High Yield Fund

-------------------------------------------------------------------------------
Statement of Investments   (Unaudited) (Continued)
-------------------------------------------------------------------------------

                                                                                    FACE            MARKET VALUE
                                                                                    AMOUNT(1)       SEE NOTE 1
==========================================================
======================================================
CABLE TELEVISION (CONTINUED)
Helicon Group LP/Helicon Capital Corp., 9% Sr. Sec. Nts., Series B, 11/1/03(4)    $  750,000          $  661,875
----------------------------------------------------------------------------------------------------------------
Rogers Cablesystems, Inc., 10% Sr. Nts., 3/15/05(6)                                1,000,000           1,003,750
----------------------------------------------------------------------------------------------------------------
Time Warner, Inc., 9.125% Debs., 1/15/13                                           2,050,000           1,969,068
----------------------------------------------------------------------------------------------------------------
Time Warner, Inc., 9.15% Debs., 2/1/23                                               300,000             285,634
----------------------------------------------------------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                                      1,575,000           1,677,375
                                                                                                      ----------
                                                                                                      10,495,515

----------------------------------------------------------------------------------------------------------------
DIVERSIFIED MEDIA--1.3%
Ackerley Communications, Inc., 10.75% Sr. Sec. Nts., Series A, 10/1/03             1,300,000           1,313,000
----------------------------------------------------------------------------------------------------------------
Echostar Communications Corp., Units(5)                                            1,290,000             586,950
----------------------------------------------------------------------------------------------------------------
News America Holdings, Inc., 10.125% Gtd. Sr. Debs., 10/15/12                        700,000             757,751
----------------------------------------------------------------------------------------------------------------
Rogers Communications, Inc., 10.875% Sr. Debs., 4/15/04                              600,000             606,000
                                                                                                      ----------
                                                                                                       3,263,701


----------------------------------------------------------------------------------------------------------------
ENTERTAINMENT/FILM--0.4%
Imax Corp., 7% Sr. Nts., 3/1/01(10)                                                1,200,000           1,044,000
----------------------------------------------------------------------------------------------------------------
PUBLISHING/PRINTING--0.3%
Bell & Howell Holdings Co., 0%/11.50% Sr. Disc. Debs., Series B, 3/1/05(5)         1,550,000             840,875
----------------------------------------------------------------------------------------------------------------
OTHER--1.1%
----------------------------------------------------------------------------------------------------------------
ENVIRONMENTAL--0.7%
EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                                        1,050,000             918,750
----------------------------------------------------------------------------------------------------------------
Envirotest Systems Corp., 9.125% Sr. Nts., 3/15/01                                   700,000             528,500
----------------------------------------------------------------------------------------------------------------
Envirotest Systems Corp., 9.625% Sr. Sub. Nts., 4/1/03                               500,000             327,500
                                                                                                      ----------
                                                                                                       1,774,750

----------------------------------------------------------------------------------------------------------------
SERVICES--0.4%
Protection One Alarm Monitoring, Inc., 12% Sr. Sub. Nts., Series B, 11/1/03        1,000,000             935,000
----------------------------------------------------------------------------------------------------------------
RETAIL--4.3%
----------------------------------------------------------------------------------------------------------------
DRUG STORES--1.3%
Duane Reade, 12% Sr. Nts., Series B, 9/15/02                                         500,000             372,500
----------------------------------------------------------------------------------------------------------------
Revco D.S., Inc., 9.125% Sr. Nts., 1/15/00                                           700,000             712,250
----------------------------------------------------------------------------------------------------------------
Thrifty Payless, Inc., 11.75% Sr. Nts., 4/15/03                                    2,000,000           2,105,000
                                                                                                      ----------
                                                                                                       3,189,750

----------------------------------------------------------------------------------------------------------------
SPECIALTY RETAILING--1.9%
Brylane LP/Brylane Capital Corp., 10% Sr. Sub. Nts., Series B, 9/1/03                500,000             490,000
----------------------------------------------------------------------------------------------------------------
Caldor Corp., 15% Sr. Sub. Nts., 6/1/00                                            2,000,000           2,150,000
----------------------------------------------------------------------------------------------------------------
Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01                                  600,000             576,000
----------------------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc., 12% Sr. Nts., 10/1/03                           1,000,000             780,000
----------------------------------------------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03                                  305,000             285,175
----------------------------------------------------------------------------------------------------------------
Zale Delaware, Inc., 11% Gtd. 2nd Priority Sr. Sec. Nts., 7/30/00                    500,000             501,250
                                                                                                      ----------
                                                                                                       4,782,425

----------------------------------------------------------------------------------------------------------------
SUPERMARKETS--1.1%
Grand Union Co., 11.25% Sr. Nts., 7/15/00(9)                                         415,000             434,194
----------------------------------------------------------------------------------------------------------------
Grand Union Co., 12.25% Sr. Sub. Nts., 7/15/02(9)                                    100,000              33,500
----------------------------------------------------------------------------------------------------------------
Penn Traffic Co., 9.625% Sr. Sub. Nts., 4/15/05                                    2,410,000           2,238,288
----------------------------------------------------------------------------------------------------------------
Purity Supreme, Inc., 11.75% Sr. Sec. Nts., Series B, 8/1/99                         255,000             219,300
                                                                                                      -----------
                                                                                                       2,925,282


10    Oppenheimer Champion High Yield Fund

                                                                                    FACE            MARKET VALUE
                                                                                    AMOUNT(1)       SEE NOTE 1
==========================================================
======================================================
TRANSPORTATION--1.6%
----------------------------------------------------------------------------------------------------------------
RAILROADS--0.5%
Transtar Holdings LP/Transtar Capital Corp., 0%/13.375% Sr. Disc. Nts.,
Series B, 12/15/03(5)                                                             $2,500,000       $  1,312,500
----------------------------------------------------------------------------------------------------------------
SHIPPING--1.1%
Gearbulk Holdings Ltd., 11.25% Sr. Nts., 12/1/04                                     600,000             631,500
----------------------------------------------------------------------------------------------------------------
Sea Containers Ltd.:
12.50% Sr. Sub. Debs., Series A, 12/1/04                                             250,000             265,000
12.50% Sr. Sub. Debs., Series B, 12/1/04                                             100,000             104,750
9.50% Sr. Sub. Debs., 7/1/03                                                         250,000             235,000
----------------------------------------------------------------------------------------------------------------
Trans Ocean Container Corp., 12.25% Sr. Sub. Nts., 7/1/04                          1,700,000           1,640,500
                                                                                                    ------------
                                                                                                       2,876,750

----------------------------------------------------------------------------------------------------------------
UTILITIES--2.5%
----------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--0.5%
First PV Funding Corp., 10.15% Lease Obligation Bonds, Series 1986B, 1/15/16         750,000             730,206
----------------------------------------------------------------------------------------------------------------
First PV Funding Corp., 10.30% Lease Obligation Bonds, Series 1986A, 1/15/14         600,000             600,302
                                                                                                    ------------
                                                                                                       1,330,508

----------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS--2.0%
Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03(5)                           2,250,000           1,563,750
----------------------------------------------------------------------------------------------------------------
Horizon Cellular Telephone LP/Horizon Finance Corp.,
0%/11.375% Sr. Sub. Disc. Nts., 10/1/00(5)                                         2,000,000           1,520,000
----------------------------------------------------------------------------------------------------------------
MFS Communications, Inc., 0%/9.375% Sr. Disc. Nts., 1/15/04(5)                       100,000              64,250
----------------------------------------------------------------------------------------------------------------
Panamsat LP/Panamsat Capital Corp., 0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(5)      2,100,000           1,380,750
----------------------------------------------------------------------------------------------------------------
Panamsat LP/Panamsat Capital Corp., 9.75% Sr. Sec. Nts., 8/1/00                      500,000             493,750
----------------------------------------------------------------------------------------------------------------
PriCellular Wireless Corp., 0%/14% Sr. Sub. Disc. Nts., 11/15/01(5)                  150,000             111,000
                                                                                                    ------------
                                                                                                       5,133,500
                                                                                                    ------------
Total Corporate Bonds and Notes (Cost $157,455,434)                                                  156,030,048

                                                                                    SHARES
==========================================================
======================================================
COMMON STOCKS--0.5%
----------------------------------------------------------------------------------------------------------------
ECM Fund, L.P.I.(8)                                                                       75              75,000
----------------------------------------------------------------------------------------------------------------
Equitable Bag, Inc.(12)                                                                2,261               6,783
----------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.(12)                                                 10,120             223,905
----------------------------------------------------------------------------------------------------------------
Finlay Enterprises, Inc., Cl. A(12)                                                    2,334              25,674
----------------------------------------------------------------------------------------------------------------
Hollywood Casino Corp.(12)                                                            18,254             102,678
----------------------------------------------------------------------------------------------------------------
Jewel Recovery LP                                                                      1,985                   0
----------------------------------------------------------------------------------------------------------------
Kash 'N Karry Food Stores, Inc.(12)                                                    7,528             144,914
----------------------------------------------------------------------------------------------------------------
New World Communications Group, Inc., Cl. A(12)                                        3,640              62,790
----------------------------------------------------------------------------------------------------------------
Petrolane, Inc., Cl. B                                                                34,270             522,618
----------------------------------------------------------------------------------------------------------------
Triangle Wire & Cable, Inc.(8)(12)                                                     9,500              38,000
----------------------------------------------------------------------------------------------------------------
Zale Corp.(12)                                                                         1,985              23,324
                                                                                                       ---------
Total Common Stocks (Cost $932,452)                                                                    1,225,686


11    Oppenheimer Champion High Yield Fund

----------------------------------------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS   (Unaudited) (Continued)
----------------------------------------------------------------------------------------------------------------
                                                                                                    MARKET VALUE
                                                                                    SHARES          SEE NOTE 1
==========================================================
======================================================
PREFERRED STOCKS--0.8%
----------------------------------------------------------------------------------------------------------------
California Federal Bank, 10.625% Non-Cum., Series B                                    2,600            $265,200
----------------------------------------------------------------------------------------------------------------
First Nationwide Bank, 11.50% Non-Cum.                                                 9,700             977,275
----------------------------------------------------------------------------------------------------------------
K-III Communications Corp., $11.625 Exch., Series B(7)                                 6,892             668,589
                                                                                                     -----------
Total Preferred Stocks (Cost $1,927,011)                                                               1,911,064

                                                                                    UNITS
==========================================================
======================================================
RIGHTS, WARRANTS AND CERTIFICATES--0.1%
----------------------------------------------------------------------------------------------------------------
Ames Department Stores, Inc., Excess Cash Flow Payment Certificates,
Series AG-7A                                                                           6,200                  62
----------------------------------------------------------------------------------------------------------------
Ames Department Stores, Inc., Litigation Trust                                        19,829                 198
----------------------------------------------------------------------------------------------------------------
Becker Gaming, Inc. Wts., Exp. 11/00(8)                                               12,500              25,000
----------------------------------------------------------------------------------------------------------------
Casino America, Inc. Wts., Exp. 11/96                                                  1,631                 408
----------------------------------------------------------------------------------------------------------------
Eye Care Centers of America, Inc. Wts., Exp. 10/03                                     1,000               5,000
----------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc. Wts., Cl. C, Exp. 12/99                              6,741              37,075
----------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc. Wts., Cl. D, Exp. 12/01                              6,741              37,918
----------------------------------------------------------------------------------------------------------------
Gaylord Container Corp. Wts., Exp. 7/96                                                2,088              21,924
----------------------------------------------------------------------------------------------------------------
Interco, Inc. Wts., Series 1, Exp. 8/99                                                8,655              35,702
----------------------------------------------------------------------------------------------------------------
OSI Specialties Corp. Wts., Exp. 4/99                                                  3,000               6,000
----------------------------------------------------------------------------------------------------------------
Protection One, Inc. Wts., Exp. 11/03                                                 28,000             126,000
----------------------------------------------------------------------------------------------------------------
Purity Supreme, Inc. Wts., Exp. 8/97(8)                                                1,733                  35
----------------------------------------------------------------------------------------------------------------
Southland Corp. Wts., Exp. 3/96                                                          300                 600
----------------------------------------------------------------------------------------------------------------
Terex Corp. Rts., Exp. 7/96(6)                                                           300                 225
----------------------------------------------------------------------------------------------------------------
UGI Corp. Wts., Exp. 3/98                                                              4,750                 238
                                                                                                     -----------
Total Rights, Warrants and Certificates (Cost $233,868)                                                  296,385

                                                                                    FACE
                                                                                    AMOUNT
==========================================================
======================================================
REPURCHASE AGREEMENTS--26.4%
----------------------------------------------------------------------------------------------------------------
Repurchase agreement with First Chicago Capital Markets, 6.25%, dated 3/31/95, to be repurchased at $59,030,729 on 4/3/95, collateralized by U.S. Treasury Nts., 4.75%--8.875%, 5/15/96--10/31/99 with a value of
$51,482,140 and U.S. Treasury Bonds, 8.125%--12.50%, 8/14/14--8/15/19, with
a value of $8,761,980                                                             59,000,000         59,000,000
----------------------------------------------------------------------------------------------------------------
Repurchase agreement with Morgan Guaranty Trust Co., 6.05%,
dated 3/31/95, to be repurchased at $8,104,084 on 4/3/95, collateralized
by U.S. Treasury Nts., 5.125%, 11/30/98, with a value of $8,282,560                8,100,000           8,100,000
                                                                                                     -----------
Total Repurchase Agreements (Cost $67,100,000)                                                        67,100,000


12    Oppenheimer Champion High Yield Fund

                                                                                    FACE            MARKET VALUE
                                                                                    AMOUNT          SEE NOTE 1
==========================================================
======================================================
TOTAL INVESTMENTS, AT VALUE (COST $254,516,343)                                       99.6%         $253,279,432
----------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                        0.4             1,118,721
                                                                                     -----          ------------
NET ASSETS                                                                           100.0%         $254,398,153
                                                                                     =====          ============

1. Face amount is reported in local currency. Foreign currency abbreviations are as follows:

CAD--Canadian Dollar      IDR--Indonesian Rupiah

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).

3. Securities with an aggregate market value of $157,031 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts, as follows:

TYPE OF CONTRACT              NUMBER OF CONTRACTS                    FACE AMOUNT
--------------------------------------------------------------------------------
U.S. Treasury Nts., 6/95             20                               $2,000,000

The market value of the open contracts was $2,078,125 at March 31, 1995, with a net unrealized gain of $13,750.

4. Represents the current interest rate for a variable rate security.

5. Represents a zero coupon bond that converts to a fixed rate of interest at a designated future date.

6. Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $4,199,369 or 1.65% of the Fund's net assets, at March 31, 1995.

7. Interest or dividend is paid in kind.

8. Identifies issues considered to be illiquid--See Note 7 of Notes to Financial Statements.

9. Non-income producing--issuer is in default of interest payment.

10. Represents the current interest rate for an increasing rate security.

11. Partial interest payment received.

12. Non-income producing security.

See accompanying Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES   March 31, 1995 (Unaudited)
----------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (including repurchase agreements of $67,100,000)
(cost $254,516,343)--see accompanying statement                                                     $253,279,432
----------------------------------------------------------------------------------------------------------------
Receivables:
Interest                                                                                               4,638,533
Shares of beneficial interest sold                                                                     2,457,232
Investments sold                                                                                          82,460
Receivable for daily variation on futures contracts                                                        5,000
----------------------------------------------------------------------------------------------------------------
Other                                                                                                     24,157
                                                                                                     -----------
Total assets                                                                                         260,486,814

==========================================================
======================================================
LIABILITIES
Bank overdraft                                                                                           167,697
----------------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                                                  4,515,125
Shares of beneficial interest redeemed                                                                 1,007,327
Dividends                                                                                                239,941
Distribution and service plan fees--Note 6                                                               136,852
Trustees' fees                                                                                             1,914
Other                                                                                                     19,805
                                                                                                    ------------
Total liabilities                                                                                      6,088,661

==========================================================
======================================================
NET ASSETS                                                                                          $254,398,153
                                                                                                    ============

==========================================================
======================================================
COMPOSITION OF NET ASSETS
Paid-in capital                                                                                     $260,386,593
----------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                                   (201,354)
----------------------------------------------------------------------------------------------------------------
Accumulated net realized loss from investment
and foreign currency transactions                                                                     (4,563,925)
Net unrealized depreciation on investments and translation
of assets and liabilities denominated in foreign currencies                                           (1,223,161)
                                                                                                    ------------
Net assets                                                                                          $254,398,153
                                                                                                    ============

==========================================================
======================================================
NET ASSET VALUE PER SHARE
Class A Shares:
Net asset value and redemption price per share (based on net assets
of $211,839,550 and 17,405,161 shares of beneficial interest outstanding)                                 $12.17
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                                               $12.78

----------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $42,558,603 and 3,499,463 shares of beneficial interest outstanding)                        $12.16

See accompanying Notes to Financial Statements.


14    Oppenheimer Champion High Yield Fund

----------------------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS   For the Six Months Ended March 31, 1995 (Unaudited)
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Interest (net of foreign withholding taxes of $6,629)                                                 $9,879,424
----------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $546)                                                      41,921
                                                                                                      ----------
Total income                                                                                           9,921,345

==========================================================
======================================================
EXPENSES
Management fees--Note 6                                                                                  739,717
----------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A--Note 6                                                                                          212,059
Class C--Note 6                                                                                          164,812
----------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 6                                                     62,251
----------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                       51,537
----------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                               16,427
----------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                                    2,185
Class C                                                                                                    5,498
----------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                    5,074
----------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                                1,904
----------------------------------------------------------------------------------------------------------------
Other                                                                                                      1,912
                                                                                                      ----------
Total expenses                                                                                         1,263,376

==========================================================
======================================================
NET INVESTMENT INCOME                                                                                  8,657,969

==========================================================
======================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN
CURRENCY TRANSACTIONS

Net realized loss from:
Investments                                                                                           (3,685,674)
Closing of options written                                                                               (44,972)
Foreign currency transactions                                                                            (11,546)
                                                                                                      ----------
Net realized loss                                                                                     (3,742,192)

----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:
Investments and options written                                                                        1,710,294
Translation of assets and liabilities denominated in foreign currencies                                  (51,459)
                                                                                                      ----------
Net change                                                                                             1,658,835
                                                                                                      ----------
Net realized and unrealized loss on investments, options written
and foreign currency transactions                                                                     (2,083,357)

==========================================================
======================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                  $6,574,612
                                                                                                      ==========

See accompanying Notes to Financial Statements.


15    Oppenheimer Champion High Yield Fund

----------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN ASSETS
----------------------------------------------------------------------------------------------------------------
                                                                              SIX MONTHS ENDED     YEAR ENDED
                                                                              MARCH 31, 1995       SEPTEMBER 30,
                                                                              (UNAUDITED)          1994
==========================================================
======================================================
OPERATIONS
Net investment income                                                        $  8,657,969           $ 12,321,861
----------------------------------------------------------------------------------------------------------------
Net realized loss on investments, options written and
foreign currency transactions                                                  (3,742,192)              (587,272)
----------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation
on investments, options written and translation of assets
and liabilities denominated in foreign currencies                               1,658,835             (5,840,526)
                                                                             ------------           ------------
Net increase in net assets resulting from operations                            6,574,612              5,894,063

==========================================================
======================================================
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Dividends from net investment income:
Class A ($.497 and $1.102 per share, respectively)                             (7,393,218)           (11,428,985)
Class C ($.450 and $.765 per share, respectively)                              (1,233,476)              (828,957)
----------------------------------------------------------------------------------------------------------------
Dividends in excess of net investment income:
Class A ($.006 per share)                                                              --                (59,802)
Class C ($.004 per share)                                                              --                 (4,337)
----------------------------------------------------------------------------------------------------------------
Distributions from net realized gain on investments,
options written and foreign currency transactions:
Class A ($.002 per share)                                                         (26,483)                    --
Class C ($.002 per share)                                                          (4,572)                    --
----------------------------------------------------------------------------------------------------------------
Distributions in excess of net realized gain on investments, options written and foreign currency transactions:
Class A ($.189 per share)                                                              --             (1,773,705)
Class C ($.189 per share)                                                              --                (25,332)

==========================================================
======================================================
BENEFICIAL INTEREST TRANSACTIONS
Net increase in net assets resulting from Class A beneficial
interest transactions--Note 2                                                  53,110,963             63,236,754
----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from Class C beneficial
interest transactions--Note 2                                                  15,121,819             28,773,777
==========================================================
======================================================
NET ASSETS
Total increase                                                                 66,149,645             83,783,476
----------------------------------------------------------------------------------------------------------------
Beginning of period                                                           188,248,508            104,465,032
                                                                             ------------           ------------
End of period (including overdistributed net investment income
of $201,354 and $232,629, respectively)                                      $254,398,153           $188,248,508
                                                                             ------------           ------------

See accompanying Notes to Financial Statements.


16    Oppenheimer Champion High Yield Fund

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                               CLASS A
                                               ----------------------------------------------------------------------------------
                                               SIX MONTHS ENDED
                                               MARCH 31, 1995      YEAR ENDED SEPTEMBER 30,
                                               (UNAUDITED)         1994          1993         1992          1991           1990
==========================================================
==========================================================
=============
PER SHARE OPERATING DATA:
Net asset value, beginning of period               $  12.32       $  12.90      $  12.26      $ 11.49       $ 10.46       $ 11.53
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .50           1.10          1.22         1.41          1.45          1.43
Net realized and unrealized gain
(loss) on investments, options written
and foreign currency transactions                      (.15)          (.38)          .64          .77          1.04         (1.08)
                                                   --------         ------        ------       ------        ------        ------
Total income from investment
operations                                              .35            .72          1.86         2.18          2.49           .35
---------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.50)         (1.10)        (1.22)       (1.41)        (1.46)        (1.42)
Dividends in excess of net
investment income                                        --           (.01)           --           --            --            --
Distributions from net realized gain
on investments, options written
and foreign currency transactions                        --(2)          --            --           --            --            --
Distributions in excess of net realized
gain on investments, options written
and foreign currency transactions                        --           (.19)           --           --            --            --
                                                   --------         ------        ------       ------        ------        ------
Total dividends and distributions
to shareholders                                        (.50)         (1.30)        (1.22)       (1.41)        (1.46)        (1.42)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $  12.17       $  12.32      $  12.90      $ 12.26       $ 11.49       $ 10.46
                                                   ========       ========       =======      =======
=======       =======

==========================================================
==========================================================
=============
TOTAL RETURN, AT NET ASSET VALUE(3)                    2.96%          5.61%        15.92%       19.94%        25.62%
       3.13%

==========================================================
==========================================================
=============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                     $211,840       $160,505      $104,465      $47,125       $16,044       $13,910
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $179,227       $135,431      $ 73,334      $28,270       $14,057       $17,163
---------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at
end of period (in thousands)                         17,405         13,026         8,096        3,844         1,397         1,330
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  8.32%(4)       8.49%         9.52%       11.60%        13.49%        12.92%
Expenses                                               1.07%(4)       1.22%         1.24%        1.35%         1.49%         1.40%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(5)                             43.0%         108.0%        116.2%       121.5%        114.8%         67.8%



                                                CLASS C
                                                --------------------------
                                                SIX MONTHS        PERIOD
                                                ENDED              ENDED
                                                MARCH 31, 1995   SEPT. 30,
                                                (UNAUDITED)       1994(1)
==========================================================
================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                $ 12.32        $ 13.13
--------------------------------------------------------------------------
Income from investment operations:
Net investment income                                   .45            .75
Net realized and unrealized gain
(loss) on investments, options written
and foreign currency transactions                      (.16)          (.60)
                                                     ------         ------
Total income from investment
operations                                              .29            .15
--------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                   (.45)          (.77)
Dividends in excess of net
investment income                                        --             --(2)
Distributions from net realized gain
on investments, options written
and foreign currency transactions                        --(2)          --
Distributions in excess of net realized
gain on investments, options written
and foreign currency transactions                        --           (.19)
                                                     ------         ------
Total dividends and distributions
to shareholders                                        (.45)          (.96)
--------------------------------------------------------------------------
Net asset value, end of period                      $ 12.16        $ 12.32
                                                    =======        =======

==========================================================
================
TOTAL RETURN, AT NET ASSET VALUE(3)                    2.48%          1.11%
==========================================================
================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                                      $42,559        $27,743
--------------------------------------------------------------------------
Average net assets (in thousands)                   $33,041        $13,693
--------------------------------------------------------------------------
Number of shares outstanding at
end of period (in thousands)                          3,499          2,251
--------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                  7.42%(4)       7.24%(4)
Expenses                                               1.84%(4)       1.94%(4)
--------------------------------------------------------------------------
Portfolio turnover rate(5)                             43.0%         108.0%

1. For the period from December 1, 1993 (inception of offering) to September 30, 1994.

2. Less than $.005 per share.

3. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

4. Annualized.

5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the six months ended March 31, 1995 were $98,005,720 and $61,346,038, respectively. See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS   (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Champion High Yield Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers both Class A and Class C shares. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid or asked price closest to the last reported sale price is used.

SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At March 31, 1995, securities with an aggregate market value of $1,582,674, representing .62% of the Fund's net assets, were in default.


FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's results of operations.

REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS.  Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income
(loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain
(loss) was recorded by the Fund. Effective October 1, 1993, the Fund adopted Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

OTHER.   Investment transactions are accounted for on the date the
investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date.

2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                           SIX MONTHS ENDED MARCH 31, 1995    YEAR ENDED SEPTEMBER 30, 1994(1)
                                           -------------------------------    ---------------------------------
                                           SHARES            AMOUNT             SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------
Class A:
Sold                                         7,057,544       $ 85,589,259        10,281,508       $ 131,255,862
Dividends and distributions reinvested         404,417          4,904,681           665,353           8,503,155
Redeemed                                    (3,082,696)       (37,382,977)       (6,017,355)        (76,522,263)
                                            ----------       ------------       -----------       -------------
Net increase                                 4,379,265       $ 53,110,963         4,929,506       $  63,236,754
                                            ==========       ============       ===========
=============
                                                                                                  -------------
Class C:
Sold                                         1,496,234       $ 18,127,180         2,447,647       $  31,251,062
Dividends and distributions reinvested          66,421            804,792            45,942             574,950
Redeemed                                      (314,611)        (3,810,153)         (242,170)         (3,052,235)
                                            ----------       ------------       -----------       -------------
Net increase                                 1,248,044       $ 15,121,819         2,251,419       $  28,773,777
                                            ==========       ============       ===========
=============

1. For the year ended September 30, 1994 for Class A shares and for the period from December 1, 1993 (inception of offering) to September 30, 1994 for Class C shares.

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At March 31, 1995, net unrealized depreciation on investments and options written of $1,236,911 was composed of gross appreciation of $3,602,641, and gross depreciation of $4,839,552.


4. OPTION ACTIVITY

The Fund may buy and sell put and call options, or write covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

In this report, securities designated to cover outstanding call options are noted in the Statement of Investments. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Invest ments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written call option activity for the six months ended March 31, 1995 was as follows:

                                                NUMBER OF     AMOUNT OF
                                                OPTIONS       PREMIUMS
-----------------------------------------------------------------------
Options outstanding at September 30, 1994       2,321,848     $ 29,435
Options closed                                 (2,321,848)     (29,435)
                                                ---------     --------
Options outstanding at March 31, 1995                  --     $     --
                                                =========     ========

The cost of canceling options in closing purchase transactions was $15,537, resulting in a net short-term loss of $44,972.

5. FUTURES CONTRACTS

The Fund may buy and sell futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At March 31, 1995, the Fund had outstanding futures contracts to sell debt securities as follows:

                                                     NUMBER OF               VALUATION AS OF         UNREALIZED
SECURITY                     EXPIRATION DATE         FUTURES CONTRACTS       MARCH 31, 1995
APPRECIATION
-----------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.           6/95                    20                      $2,078,125              $13,750

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of .70% on the first $250 million of net assets, .65% on the next $250 million,
 .60% on the next $500 million and .55% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

For the six months ended March 31, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,084,104, of which $276,341 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class C shares totaled $163,808 of which $3,767 was paid to an affiliated broker/dealer. During the six months ended March 31, 1995, OFDI received contingent deferred sales charges of $14,765 upon redemption of Class C shares , as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

Under separate approved plans, each class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class C shares sold prior to termination or discontinuance of the plan. During the six months ended March 31, 1995, OFDI paid $6,926 and $1,010, respectively, to an affiliated broker/dealer as reimbursement for Class
A and Class C personal service and maintenance expenses and retained $161,247 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs.

7. ILLIQUID SECURITIES

At March 31, 1995, investments in securities included issues that are illiquid or restricted. The securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in illiquid or restricted securities. The aggregate value of these securities subject to this limitation at March 31, 1995 was $1,135,241 which represents .45% of the Fund's net assets. Information concerning these securities is as follows:

                                                                                                                    VALUATION PER
                                                                                                                    UNIT AS OF
SECURITY                                                                    ACQUISITION DATE     COST PER UNIT      MARCH
31, 1995
----------------------------------------------------------------------------------------------------------------------------------
Arizona Charlie's, Inc., 12% Fst. Mtg. Nts., Series A, 11/15/00                     11/18/93     $  100.00          $   81.50
----------------------------------------------------------------------------------------------------------------------------------
Becker Gaming, Inc. Wts., Exp. 11/00                                                11/18/93     $    2.00          $    2.00
----------------------------------------------------------------------------------------------------------------------------------
Capitol Queen & Casino, Inc., 12% Fst. Mtg. Nts., Series A, 11/15/00                11/18/93     $   89.94          $   91.50
----------------------------------------------------------------------------------------------------------------------------------
ECM Fund L.P.I.:
Common Stock                                                                         4/14/92     $1,000.00          $1,000.00
14% Sub. Nts., 6/10/02                                                      4/14/92--7/28/92     $  100.50          $  110.00
----------------------------------------------------------------------------------------------------------------------------------
Purity Supreme, Inc. Wts., Exp. 8/97                                                10/25/93     $      --          $     .02
----------------------------------------------------------------------------------------------------------------------------------
Triangle Wire & Cable, Inc. Common Stock                                              5/2/94     $    9.50          $    4.00

Pursuant to guidelines adopted by the Board of Trustees, certain unregistered securities are determined to be liquid and are not included within the 10% limitation specified above.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders of Oppenheimer Champion High Yield
Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Champion High Yield Fund as of September 30, 1994, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended September 30, 1994 and 1993, and the financial highlights for the period November 16, 1987 (commencement of operations) to September 30, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1994 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Champion High Yield Fund at September 30, 1994, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche
------------------------
DELOITTE & TOUCHE LLP

Denver, Colorado
October 21, 1994

STATEMENT OF INVESTMENTS  September 30, 1994

                                                                                                        FACE            MARKET VALUE
                                                                                                        AMOUNT          SEE NOTE 1
==========================================================
==========================================================
================
REPURCHASE AGREEMENTS--25.0%
------------------------------------------------------------------------------------------------------------------------------------
                              Repurchase agreement with The First Boston Corp., 4.70%, dated
                              9/30/94, to be repurchased at $23,009,008 on 10/3/94, collateralized
                              by U.S. Treasury Bills, 0%, 6/29/95, with a value of $23,489,049          $23,000,000      $23,000,000
                              ------------------------------------------------------------------------------------------------------
                              Repurchase agreement with First Chicago Capital Markets, 4.95%, dated 9/30/94, to be repurchased at $24,009,900 on 10/3/94, collateralized by U.S. Treasury Nts., 4.25%-8.50%, 4/15/95-7/15/98,
                              with a value of $13,571,193 and U.S. Treasury Bills, 0%, 3/16/95-
                              3/23/95, with a value of $10,931,075                                       24,000,000       24,000,000
                                                                                                                          ----------
                              Total Repurchase Agreements (Cost $47,000,000)                                              47,000,000

==========================================================
==========================================================
================
LONG-TERM GOVERNMENT OBLIGATIONS--7.2%
------------------------------------------------------------------------------------------------------------------------------------
                              Argentina (Republic of) Bonds,
                              Bonos de Consolidacion de Deudas, Series I, 4.8125%:
                              9/1/02(4)(7)                                                                2,143,200        1,443,192
                              4/1/07(4)(7)                                                                1,436,586          894,430
                              ------------------------------------------------------------------------------------------------------
                              Banco Nacional de Comercio Exterior SNC
                              International Finance BV Gtd. Matador Bonds, 8%, 8/5/03(6)                    500,000(1)       436,250
                              ------------------------------------------------------------------------------------------------------
                              Denmark (Kingdom of) Bonds, 6%, 12/10/99                                    6,500,000(1)       949,243
                              ------------------------------------------------------------------------------------------------------
                              Federal National Mortgage Assn., Interest-Only Stripped
                              Mtg.-Backed Security, Trust 240, Class 2, 7%, 9/25/23(8)                    3,230,425        1,221,505
                              ------------------------------------------------------------------------------------------------------
                              Morocco (Kingdom of) Loan Participation Agreement,
                              Tranche A, 5.9375%, 1/1/09(4)(6)                                            4,500,000        3,285,000
                              ------------------------------------------------------------------------------------------------------
                              Polish People's Republic Loan Participation Agreement,
                              5.0625%, 2/3/24(6)(9)                                                       1,000,000          553,342
                              ------------------------------------------------------------------------------------------------------
                              U.S. Treasury Nts., 9.25%, 1/15/96(10)                                      4,575,000        4,742,271
                                                                                                                          ----------
                              Total Long-Term Government Obligations (Cost $13,528,559)                                   13,525,233

==========================================================
==========================================================
================
MUNICIPAL BONDS AND NOTES--0.4%
------------------------------------------------------------------------------------------------------------------------------------
                              San Joaquin Hills, California Transportation Corridor Agency Toll Road
                              Capital Appreciation Revenue Bonds, Jr. Lien, 0%, 1/1/28 (Cost $723,059)   13,500,000          782,649

==========================================================
==========================================================
================
CORPORATE BONDS AND NOTES--63.2%
------------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--15.2%
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--9.1%               Acme Metals, Inc., 12.50% Sr. Sec. Nts., 8/1/02                             1,000,000
1,015,000
                              ------------------------------------------------------------------------------------------------------
                              Aftermarket Technology Corp., 12% Sr. Sub. Nts., 8/1/04(6)                  1,500,000        1,522,500
                              ------------------------------------------------------------------------------------------------------
                              Atlantis Group, Inc., 11% Sr. Nts., 2/15/03                                   600,000          591,000
                              ------------------------------------------------------------------------------------------------------
                              Caldor Corp., 15% Sr. Sub. Nts., 6/1/00                                     1,000,000        1,110,000
                              ------------------------------------------------------------------------------------------------------
                              Carbide/Graphite Group, Inc., 11.50% Sr. Nts., 9/1/03                       1,000,000        1,022,500
                              ------------------------------------------------------------------------------------------------------
                              Container Corp. of America, 13.50% Sr. Sub. Nts., 12/1/99                   1,500,000        1,618,125
                              ------------------------------------------------------------------------------------------------------
                              Envirodyne Industries, Inc., 10.25% Sr. Nts., 12/1/01                         652,000          528,120
                              ------------------------------------------------------------------------------------------------------
                              First Nationwide Holdings, Inc., 12.25% Sr. Nts., 5/15/01(6)                  400,000          421,000
                              ------------------------------------------------------------------------------------------------------
                              Georgia Gulf Corp., 15% Sr. Sub. Nts., 4/15/00                              1,500,000        1,575,000
                              ------------------------------------------------------------------------------------------------------
                              Kloster Cruise Ltd., 13% Sr. Sec. Nts., 5/1/03                                500,000          497,500
                              ------------------------------------------------------------------------------------------------------
                              Malette, Inc., 12.25% Sr. Sec. Nts., 7/15/04                                  750,000          776,250
                              ------------------------------------------------------------------------------------------------------
                              MFS Communications, Inc., 0%/9.375% Sr. Disc. Nts., 1/15/04(3)                100,000           59,250



4     Oppenheimer Champion High Yield Fund

                                                                                                        FACE            MARKET VALUE
                                                                                                        AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS (CONTINUED)        NL Industries, Inc.:
                             11.75% Sr. Sec. Nts., 10/15/03                                             $1,300,000       $ 1,342,250
                             0%/13% Sr. Sec. Disc. Nts., 10/15/05(3)                                     1,000,000           636,250
                             -------------------------------------------------------------------------------------------------------
                             OSI Specialities Holdings Co., Units(6)                                     3,000,000         1,845,000
                             -------------------------------------------------------------------------------------------------------
                             Rexene Corp.:
                             9% Fst. Priority Nts., 11/15/99(5)                                            950,000           945,250
                             10% 2nd Priority Nts., 11/15/02(7)                                            509,000           485,671
                             -------------------------------------------------------------------------------------------------------
                             Synthetic Industries, Inc., 12.75% Sr. Sub. Debs., 12/1/02                  1,150,000         1,161,500
                                                                                                                          ----------
                                                                                                                          17,152,166

------------------------------------------------------------------------------------------------------------------------------------
METALS--1.5%                 Armco, Inc., 8.50% SF Debs., 9/1/01                                           275,000           254,375
                             -------------------------------------------------------------------------------------------------------
                             Jorgensen (Earle M.) Co., 10.75% Sr. Nts., 3/1/00                             400,000           400,000
                             -------------------------------------------------------------------------------------------------------
                             Kaiser Aluminum & Chemical Corp.:
                             9.875% Sr. Nts., 2/15/02                                                      870,000           774,300
                             12.75% Sr. Sub. Nts., 2/1/03                                                  700,000           680,750
                             -------------------------------------------------------------------------------------------------------
                             Stelco, Inc.:
                             10.25% Debs., 4/30/96                                                         300,000(1)        221,420
                             10.40% Debs., 11/30/09                                                        800,000(1)        565,850
                                                                                                                          ----------
                                                                                                                           2,896,695

------------------------------------------------------------------------------------------------------------------------------------
PAPER AND FOREST             Equitable Bag, Inc., 12.375% Sr. Nts., 8/15/02(2)                              50,000
29,250
PRODUCTS--4.6%               -------------------------------------------------------------------------------------------------------
                             Gaylord Container Corp.:
                             11.50% Sr. Nts., 5/15/01                                                    1,000,000         1,025,000
                             0%/12.75% Sr. Sub. Disc. Debs., 5/15/05(3)                                    700,000           591,500
                             -------------------------------------------------------------------------------------------------------
                             Pacific Lumber Co., 10.50% Sr. Nts., 3/1/03                                   800,000           750,000
                             -------------------------------------------------------------------------------------------------------
                             PT Inti Indorayon Utama, 9.125% Sr. Nts., 10/15/00                            400,000           350,000
                             -------------------------------------------------------------------------------------------------------
                             Rainy River Forest Products, 10.75% Sr. Sec. Nts., 10/15/01                   355,000          355,888
                             -------------------------------------------------------------------------------------------------------
                             Repap Wisconsin, Inc., 9.25% Fst. Priority Sr. Sec. Nts., 2/1/02              680,000           608,600
                             -------------------------------------------------------------------------------------------------------
                             Riverwood International Corp.:
                             11.25% Sr. Sub. Nts., 6/15/02                                               1,100,000         1,155,000
                             10.375% Sr. Sub. Nts., 6/30/04                                                500,000           511,250
                             -------------------------------------------------------------------------------------------------------
                             Stone Consolidated Corp., 10.25% Sr. Sec. Nts., 12/15/00                      325,000           320,938
                             -------------------------------------------------------------------------------------------------------
                             Stone Container Corp.:
                             9.875% Sr. Nts., 2/1/01                                                       800,000           753,000
                             10.75% Sr. Sub. Debs., 4/1/02                                                 700,000           668,500
                             10.75% Fst. Mtg. Nts., 10/1/02                                                590,000           589,262

                             Stone Savannah River Pulp & Paper Corp., 14.125% Sr. Sub. Nts., 12/15/00      900,000
966,375
                                                                                                                          ----------
                                                                                                                           8,674,563

------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--18.1%
------------------------------------------------------------------------------------------------------------------------------------
AUTOMOTIVE--3.1%             Envirotest Systems Corp.:
                             9.125% Sr. Nts., 3/15/01                                                      500,000           463,750
                             9.625% Sr. Sub. Nts., 4/1/03                                                1,000,000           920,000
                             -------------------------------------------------------------------------------------------------------
                             Foamex LP/Foamex Capital Corp., 11.25% Sr. Nts., 10/1/02                      450,000           451,125
                             -------------------------------------------------------------------------------------------------------
                             Foamex LP/JPS Automotive Corp., Units(6)                                      750,000           416,250
                             -------------------------------------------------------------------------------------------------------
                             JPS Automotive Products Corp., 11.125% Sr. Nts., 6/15/01                      800,000           808,000
                             -------------------------------------------------------------------------------------------------------
                             Penda Corp., 10.75% Sr. Nts., Series B, 3/1/04                                975,000           901,875
                             -------------------------------------------------------------------------------------------------------
                             SPX Corp., 11.75% Sr. Sub. Nts., 6/1/02                                     1,750,000         1,828,750
                                                                                                                          ----------
                                                                                                                           5,789,750





5     Oppenheimer Champion High Yield Fund

                                                                                                     FACE           MARKET VALUE
                                                                                                     AMOUNT         SEE NOTE 1
-------------------------------------------------------------------------------------------------------------------------------
CONSTRUCTION SUPPLIES   Triangle Pacific Corp., 10.50% Sr. Nts., 8/1/03                             $2,400,000
$2,364,000
AND DEVELOPMENT--2.2%   -------------------------------------------------------------------------------------------------------
                        USG Corp., 10.25% Sr. Sec. Nts., 12/15/02                                    1,750,000        1,793,750
                                                                                                                     ----------
                                                                                                                      4,157,750

-------------------------------------------------------------------------------------------------------------------------------
CONSUMER GOODS AND      Coleman Holdings, Inc., 0% Sr. Sec. Disc. Nts., Series B, 5/27/98            2,100,000
 1,417,500
SERVICES--4.9%          -------------------------------------------------------------------------------------------------------
                        Consoltex Group, Inc., 11% Gtd. Sr. Sub. Nts., Series B, 10/1/03             1,200,000        1,131,000
                        -------------------------------------------------------------------------------------------------------
                        Genesco, Inc., 10.375% Sr. Nts., 2/1/03                                        500,000          377,500
                        -------------------------------------------------------------------------------------------------------
                        Harman International Industries, Inc., 12% Sr. Sub. Nts., 8/1/02             2,000,000        2,140,000
                        -------------------------------------------------------------------------------------------------------
                        Insilco Corp., 10.375% Sr. Sec. Nts., 7/1/97                                   400,000          406,500
                        -------------------------------------------------------------------------------------------------------
                        Interco, Inc., 9% Sec. Nts., Series B, 6/1/04                                  698,000          685,785
                        -------------------------------------------------------------------------------------------------------
                        Protection One Alarm Monitoring, Inc., 12% Sr. Sub. Nts., Series B, 11/1/03  1,000,000          955,000
                        -------------------------------------------------------------------------------------------------------
                        PT Polysindo Eka Perkasa, 13% Sr. Nts., 6/15/01                                600,000          568,900
                        -------------------------------------------------------------------------------------------------------
                        WestPoint Stevens, Inc., 9.375% Sr. Sub. Debs., 12/15/05                     1,600,000        1,454,000
                                                                                                                    -----------
                                                                                                                      9,136,185

-------------------------------------------------------------------------------------------------------------------------------
ENTERTAINMENT--2.3%     Arizona Charlie's, Inc., 12% Fst. Mtg. Nts., Series A, 11/15/00(6)             275,000
240,625
                        -------------------------------------------------------------------------------------------------------
                        Aztar Corp., 11% Sr. Sub. Nts., 10/1/02                                        400,000          352,500
                        -------------------------------------------------------------------------------------------------------
                        Capitol Queen & Casino, Inc., 12% Fst. Mtg. Nts., Series A, 11/15/00(6)        200,000          155,000
                        -------------------------------------------------------------------------------------------------------
                        Empress River Casino Finance Corp., 10.75% Gtd. Sr. Nts., 4/1/02               700,000          605,500
                        -------------------------------------------------------------------------------------------------------
                        Maritime Group Ltd., Units(6)                                                  267,224          211,842
                        -------------------------------------------------------------------------------------------------------
                        Marvel (Parent) Holdings, Inc., 0% Sr. Sec. Disc. Nts., 4/15/98              1,250,000          781,250
                        -------------------------------------------------------------------------------------------------------
                        Resorts International, Inc., 0% Sec. Fst. Mtg.
                        -------------------------------------------------------------------------------------------------------
                        Non-Recourse Pass-Through Nts., 6/30/00                                      1,010,000          883,750
                        -------------------------------------------------------------------------------------------------------
                        Station Casinos, Inc.:
                        9.625% Sr. Sub. Nts., Series A, 6/1/03                                         550,000          473,000
                        9.625% Sr. Sub. Nts., Series B, 6/1/03                                         200,000          172,000
                        -------------------------------------------------------------------------------------------------------
                        Trump's Castle Funding, Inc., 7% Sub. Nts., 11/15/05(5)(7)                         860              748
                        -------------------------------------------------------------------------------------------------------
                        United Gaming, Inc., 7.50% Cv. Sub. Debs., 9/15/03                             590,000          493,387
                                                                                                                     ----------
                                                                                                                      4,369,602

-------------------------------------------------------------------------------------------------------------------------------
MEDIA--2.7%             Ackerley Communications, Inc., 10.75% Sr. Sec. Nts., Series A, 10/1/03       1,300,000
1,261,000
                        -------------------------------------------------------------------------------------------------------
                        News America Holdings, Inc., 10.125% Gtd. Sr. Debs., 10/15/12                  700,000          734,266
                        -------------------------------------------------------------------------------------------------------
                        SCI Television, Inc., 7.50% Fst. Sec. Loan Nts., 6/30/98                       357,000          348,968
                        -------------------------------------------------------------------------------------------------------
                        Sinclair Broadcasting Group, Inc., 10% Sr. Sub. Nts., 12/15/03                 500,000          485,000
                        -------------------------------------------------------------------------------------------------------
                        Turner Broadcasting System, Inc., 12% Sr. Sub. Debs., 10/15/01               1,580,000        1,651,100
                        -------------------------------------------------------------------------------------------------------
                        Univision Television Group, Inc., 11.75% Sr. Sub. Nts., 1/15/01                500,000          530,625
                                                                                                                     ----------
                                                                                                                      5,010,959

-------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE             Hees International Corp., 10% Sr. Nts., 8/23/99                              1,000,000(1)       661,650
DEVELOPMENT--0.7%       -------------------------------------------------------------------------------------------------------
                        Olympia & York First Canadian Place Ltd., 11% Debs., Series 3, 11/4/49(2)    1,250,000(1)       577,779
                                                                                                                     ----------
                                                                                                                      1,239,429

-------------------------------------------------------------------------------------------------------------------------------
RETAIL--2.2%            Brylane LP/Brylane Capital Corp., 10% Sr. Sub. Nts., Series B, 9/1/03          500,000          477,500
                        -------------------------------------------------------------------------------------------------------
                        Cole National Group, Inc., 11.25% Sr. Nts., 10/1/01                          1,050,000        1,034,250
                        -------------------------------------------------------------------------------------------------------
                        Eye Care Centers of America, Inc., 12% Sr. Nts., 10/1/03                     1,000,000          844,867
                        -------------------------------------------------------------------------------------------------------
                        Finlay Fine Jewelry Corp., 10.625% Sr. Nts., 5/1/03                            485,000          460,750





6     Oppenheimer Champion High Yield Fund

                                                                                                         FACE           MARKET VALUE
                                                                                                         AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
RETAIL (CONTINUED)            International Semi-Tech Microelectronics, Inc.,
                              0%/11.50% Sr. Sec. Disc. Nts., 8/15/03(3)                                  $1,000,000       $  472,500
                              ------------------------------------------------------------------------------------------------------
                              R.H. Macy & Co., Inc., 14.50% Sr. Sub. Debs., 10/15/98(2)                     450,000          324,000
                              ------------------------------------------------------------------------------------------------------
                              Zale Delaware, Inc., 11% Gtd. 2nd Priority Sr. Sec. Nts., 7/30/00             500,000          501,250
                                                                                                                           4,115,117

------------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--8.3%
------------------------------------------------------------------------------------------------------------------------------------
FOOD--1.6%                    ARA Group, Inc. (The), 12% Sub. Debs., 4/15/00                                500,000
539,375
                              ------------------------------------------------------------------------------------------------------
                              Flagstar Corp., 10.75% Sr. Nts., 9/15/01                                      400,000          379,000
                              ------------------------------------------------------------------------------------------------------
                              Heileman Acquisition Corp., 9.625% Sr. Sub. Nts., 1/31/04                     800,000          682,000
                              ------------------------------------------------------------------------------------------------------
                              Kash 'N Karry Food Stores, Inc., 14% Sub. Debs., 2/1/01(2)                    300,000           85,500
                              ------------------------------------------------------------------------------------------------------
                              Royal Crown Corp., 9.75% Sr. Sec. Nts., 8/1/00                              1,400,000        1,305,500
                                                                                                                          ----------
                                                                                                                           2,991,375

------------------------------------------------------------------------------------------------------------------------------------
FOOD AND DRUG                 Alco Health Distribution Corp., 11.25% Sr. Debs., 7/15/05(7)                  558,000
 545,968
DISTRIBUTION--3.5%            ------------------------------------------------------------------------------------------------------
                              Di Giorgio Corp., 12% Sr. Nts., 2/15/03                                       700,000          700,000
                              ------------------------------------------------------------------------------------------------------
                              Duane Reade, 12% Sr. Nts., Series B, 9/15/02                                  500,000          485,000
                              ------------------------------------------------------------------------------------------------------
                              Grand Union Co.:
                              11.25% Sr. Nts., 7/15/00                                                    1,150,000        1,043,625
                              12.25% Sr. Sub. Nts., 7/15/02                                                 800,000          592,000
                              ------------------------------------------------------------------------------------------------------
                              Purity Supreme, Inc., 11.75% Sr. Sec. Nts., Series B, 8/1/99                1,000,000          885,000
                              ------------------------------------------------------------------------------------------------------
                              Revco D.S., Inc., 9.125% Sr. Nts., 1/15/00                                    700,000          710,500
                              ------------------------------------------------------------------------------------------------------
                              Thrifty Payless, Inc., 11.75% Sr. Nts., 4/15/03                             1,750,000        1,745,625
                                                                                                                          ----------
                                                                                                                           6,707,718

------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE--3.2%              American Medical International, Inc.:
                              11.375% Sr. Sub. Nts., 2/1/95                                               1,500,000        1,531,875
                              9.50% Sr. Sub. Nts., Series B, 4/15/06                                      1,000,000          975,000
                              ------------------------------------------------------------------------------------------------------
                              Amerisource Corp., 14.50% Sr. Sub. Nts., Series A, 9/15/99                  1,000,000        1,065,000
                              ------------------------------------------------------------------------------------------------------
                              Healthtrust, Inc. - The Hospital Co.:
                              10.75% Sub. Nts., 5/1/02                                                    1,500,000        1,567,500
                              10.25% Sub. Nts., 4/15/04                                                     100,000          103,125
                              ------------------------------------------------------------------------------------------------------
                              Total Renal Care, Inc., Units                                               1,000,000          720,000
                                                                                                                          ----------
                                                                                                                           5,962,500

------------------------------------------------------------------------------------------------------------------------------------
ENERGY--4.4%
------------------------------------------------------------------------------------------------------------------------------------
                              Ferrellgas LP/Ferrellgas Finance Corp., 10% Sr. Nts., 8/1/01                1,300,000        1,306,500
                              ------------------------------------------------------------------------------------------------------
                              Maxus Energy Corp.:
                              9.875% Nts., 10/15/02                                                         100,000           96,500
                              11.50% Debs., 11/15/15                                                        500,000          502,500
                              ------------------------------------------------------------------------------------------------------
                              Mesa Capital Corp., 0%/12.75% Sec. Disc. Nts., 6/30/98(3)                   1,158,000        1,027,725
                              ------------------------------------------------------------------------------------------------------
                              OPI International, Inc., 12.875% Gtd. Sr. Nts., 7/15/02                     1,225,000        1,399,562
                              ------------------------------------------------------------------------------------------------------
                              Presidio Oil Co.:
                              11.50% Sr. Sec. Nts., Series B, 9/15/00                                       450,000          429,750
                              13.90% Sr. Sub. Gas Indexed Nts., Series B, 7/15/02(4)                        600,000          534,000
                              ------------------------------------------------------------------------------------------------------
                              Sante Fe Energy Resources, Inc., 11% Sr. Sub. Debs., 5/15/04                1,720,000        1,763,000
                              ------------------------------------------------------------------------------------------------------
                              Wainoco Oil Corp., 12% Sr. Nts., 8/1/02                                     1,200,000        1,239,000
                                                                                                                          ----------
                                                                                                                           8,298,537





7     Oppenheimer Champion High Yield Fund

                                                                                                         FACE           MARKET VALUE
                                                                                                         AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--2.0%
------------------------------------------------------------------------------------------------------------------------------------
                              Acme Holdings, Inc., 11.75% Sr. Nts., 6/1/00                               $  400,000       $  182,000
                              ------------------------------------------------------------------------------------------------------
                              American Life Holding Co., 11.25% Sr. Sub. Nts., 9/15/04                      520,000          531,700
                              ------------------------------------------------------------------------------------------------------
                              Card Establishment Services, Inc., 10% Sr. Sub. Nts., Series B, 10/1/03     1,000,000          945,000
                              ------------------------------------------------------------------------------------------------------
                              ECM Fund, L.P.I., 14% Sub. Nts., 6/10/02(6)                                   771,840          849,025
                              ------------------------------------------------------------------------------------------------------
                              Life Partners Group, Inc., 12.75% Sr. Sub. Nts., 7/15/02                      700,000          761,250
                              ------------------------------------------------------------------------------------------------------
                              Lomas Financial Corp., 9% Cv. Sr. Nts., 10/31/03                              600,000          435,000
                                                                                                                          ----------
                                                                                                                           3,703,975

------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--6.4%
------------------------------------------------------------------------------------------------------------------------------------
CONTAINERS--1.8%              Owens-Illinois, Inc.:
                              10.50% Sr. Sub. Nts., 6/15/02                                                 200,000          206,000
                              11% Sr. Debs., 12/1/03                                                      1,445,000        1,533,506
                              ------------------------------------------------------------------------------------------------------
                              Trans Ocean Container Corp., 12.25% Sr. Sub. Nts., 7/1/04                   1,700,000        1,691,500
                                                                                                                          ----------
                                                                                                                           3,431,006

------------------------------------------------------------------------------------------------------------------------------------
GENERAL INDUSTRIAL--3.3%      American Standard, Inc.:
                              9.875% Sr. Sub. Nts., 6/1/01                                                1,000,000          985,000
                              0%/10.50% Sr. Sub. Disc. Debs., 6/1/05(3)                                     750,000          491,250
                              ------------------------------------------------------------------------------------------------------
                              EnviroSource, Inc., 9.75% Sr. Nts., 6/15/03                                 1,600,000        1,456,000
                              ------------------------------------------------------------------------------------------------------
                              Imo Industries, Inc.:
                              12.25% Sr. Sub. Debs., 8/15/97                                              1,200,000        1,215,000
                              12% Sr. Sub. Debs., 11/1/01                                                   500,000          512,500
                              ------------------------------------------------------------------------------------------------------
                              Polymer Group, Inc., 12.25% Sr. Nts., 7/15/02(6)                              750,000          750,000
                              ------------------------------------------------------------------------------------------------------
                              Southdown, Inc., 14% Sr. Sub. Nts., Series B, 10/15/01                        735,000          832,387
                                                                                                                          ----------
                                                                                                                           6,242,137

------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--1.3%          Sea Containers Ltd.:
                              9.50% Sr. Nts., 7/1/03                                                        250,000          231,875
                              12.50% Sr. Sub. Debs., Series A, 12/1/04                                      250,000          261,875
                              12.50% Sr. Sub. Debs., Series B, 12/1/04                                      100,000          105,500
                              ------------------------------------------------------------------------------------------------------
                              Southern Pacific Transportation Co.,
                              10.50% Sr. Sec. Nts., Series B, 7/1/99                                        400,000          413,037
                              ------------------------------------------------------------------------------------------------------
                              Tiphook Financial Corp.:
                              7.125% Gtd. Nts., 5/1/98                                                      900,000          652,500
                              8% Gtd. Nts., 3/15/00                                                         489,000          337,410
                              ------------------------------------------------------------------------------------------------------
                              Transtar Holdings LP/Transtar Capital Corp.,
                              0%/13.375% Sr. Disc. Nts., Series B, 12/15/03(3)                              750,000          410,625
                                                                                                                          ----------
                                                                                                                           2,412,822

------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--7.8%
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.7%       GPA Delaware, Inc., 8.75% Gtd. Nts., 12/15/98                                 930,000
    781,200
                              ------------------------------------------------------------------------------------------------------
                              GPA Holland BV, 8.94% Med.-Term Nts., 2/16/99                                 700,000          558,250
                                                                                                                          ----------
                                                                                                                           1,339,450





8     Oppenheimer Champion High Yield Fund

                                                                                                         FACE           MARKET VALUE
                                                                                                         AMOUNT         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
CABLE TELEVISION--2.6%        Cablevision Systems Corp.:
                              14% Sr. Sub. Reset Debs., 11/15/03                                         $1,000,000     $  1,012,500
                              10.75% Sr. Sub. Debs., 4/1/04                                                 200,000          204,000
                              9.875% Sr. Sub. Debs., 2/15/13                                                300,000          279,750
                              ------------------------------------------------------------------------------------------------------
                              Echostar Communications Corp., Units                                        1,290,000          619,200
                              ------------------------------------------------------------------------------------------------------
                              Helicon Group LP/Helicon Capital Corp.,
                              9% Sr. Sec. Nts., Series B, 11/1/03(4)                                        750,000          678,750
                              ------------------------------------------------------------------------------------------------------
                              International CableTel, Inc., 0%/10.875% Sr. Def. Cpn. Nts., 10/15/03(3)      150,000           84,000
                              ------------------------------------------------------------------------------------------------------
                              Outlet Broadcasting, Inc., 10.875% Sr. Sub. Nts., 7/15/03                   1,000,000        1,005,000
                              ------------------------------------------------------------------------------------------------------
                              TKR Cable I, Inc., 10.50% Sr. Debs., 10/30/07                               1,000,000        1,086,250
                                                                                                                        ------------
                                                                                                                           4,969,450

------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS--3.3%          Cellular, Inc., 0%/11.75% Sr. Sub. Disc. Nts., 9/1/03(3)                    2,250,000
  1,485,000
                              ------------------------------------------------------------------------------------------------------
                              Centennial Cellular Corp., 8.875% Sr. Nts., 11/1/01                           500,000          452,500
                              ------------------------------------------------------------------------------------------------------
                              Horizon Cellular Telephone LP/Horizon Finance Corp.,
                              0%/11.375% Sr. Sub. Disc. Nts., 10/1/00(3)                                  2,000,000        1,440,000
                              ------------------------------------------------------------------------------------------------------
                              Nextel Communications, Inc., 0%/9.75% Sr. Disc. Nts., 8/15/04(3)            1,200,000          594,000
                              ------------------------------------------------------------------------------------------------------
                              Panamsat LP/Panamsat Capital Corp.:
                              9.75% Sr. Sec. Nts., 8/1/00                                                   500,000          498,750
                              0%/11.375% Sr. Sub. Disc. Nts., 8/1/03(3)                                   1,700,000        1,143,250
                              ------------------------------------------------------------------------------------------------------
                              Rogers Communications, Inc., 10.875% Sr. Debs., 4/15/04                       600,000          613,500
                                                                                                                        ------------
                                                                                                                           6,227,000

------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.2%              Bell & Howell Holdings Co., 0%/11.50% Sr. Disc. Debs., Series B, 3/1/05(3)  1,900,000
        997,500
                              ------------------------------------------------------------------------------------------------------
                              Businessland, Inc., 5.50% Sub. Debs., 3/1/07                                  805,000          161,000
                              ------------------------------------------------------------------------------------------------------
                              Imax Corp., 7% Sr. Nts., 3/1/01(5)(6)                                       1,200,000        1,050,000
                                                                                                                        ------------
                                                                                                                           2,208,500

------------------------------------------------------------------------------------------------------------------------------------
UTILITIES--1.0%
------------------------------------------------------------------------------------------------------------------------------------
                              California Energy Co., 0%/10.25% Sr. Disc. Nts., 1/15/04(3)                 1,405,000        1,008,087
                              ------------------------------------------------------------------------------------------------------
                              First PV Funding Corp., 10.30% Lease Obligation Bonds,
                              Series 1986A, 1/15/14                                                         350,000          325,456
                              ------------------------------------------------------------------------------------------------------
                              Subic Power Corp., 9.50% Sr. Sec. Nts., Series A, 12/28/08(6)                 500,000          461,250
                                                                                                                        ------------
                                                                                                                           1,794,793
                                                                                                                        ------------
                              Total Corporate Bonds and Notes (Cost $121,929,956)                                        118,831,479

                                                                                                         SHARES
==========================================================
==========================================================
================
COMMON STOCKS--0.7%
------------------------------------------------------------------------------------------------------------------------------------
                              Capital Gaming, Inc.(2)(6)                                                      3,809           25,235
                              ------------------------------------------------------------------------------------------------------
                              ECM Fund L.P.I.(6)                                                                 75           75,000
                              ------------------------------------------------------------------------------------------------------
                              Leaseway Transportation Corp.(2)                                               23,610          239,051
                              ------------------------------------------------------------------------------------------------------
                              Marriott International, Inc.                                                      601           17,354
                              ------------------------------------------------------------------------------------------------------
                              New World Communications Group, Inc., Cl. A(2)                                  3,640           51,870
                              ------------------------------------------------------------------------------------------------------
                              Petrolane, Inc., Cl. B                                                         34,270          488,348
                              ------------------------------------------------------------------------------------------------------
                              Triangle Wire & Cable, Inc.(2)(6)                                               9,500           92,625
                              ------------------------------------------------------------------------------------------------------
                              Trizec, Ltd.(2)                                                                21,598          169,068
                              ------------------------------------------------------------------------------------------------------
                              Zale Corp.(2)                                                                   7,775           94,272
                                                                                                                        ------------
                              Total Common Stocks (Cost $1,191,710)                                                        1,252,823





9     Oppenheimer Champion High Yield Fund

                                                                                                                    MARKET VALUE
                                                                                                           SHARES     SEE NOTE 1
==========================================================
==========================================================
============
PREFERRED STOCKS--0.8%
--------------------------------------------------------------------------------------------------------------------------------
                              Algoma Finance Corp., 5.50% Exch., Series A                                     7,313   $  120,625
                              --------------------------------------------------------------------------------------------------
                              Finlay Enterprises, Inc., Cl. A(2)                                              3,500       42,000
                              --------------------------------------------------------------------------------------------------
                              First Madison Bank, FSB, 11.50%                                                 5,000      525,000
                              --------------------------------------------------------------------------------------------------
                              K-III Communications Corp., $11.625 Exch., Series B(7)                          6,507      637,743
                              --------------------------------------------------------------------------------------------------
                              Navistar International Corp., $6.00 Cv., Series G                               4,500      227,250
                                                                                                                      ----------
                              Total Preferred Stocks (Cost $1,535,131)                                                 1,552,618

                                                                                                           UNITS
==========================================================
==========================================================
============
RIGHTS, WARRANTS AND CERTIFICATES--0.2%
--------------------------------------------------------------------------------------------------------------------------------
                              Ames Department Stores, Inc.:
                              Excess Cash Flow Payment Ctfs., Series AG-7A                                    6,200           62
                              Litigation Trust                                                               19,829          198
                              --------------------------------------------------------------------------------------------------
                              Becker Gaming, Inc. Wts., Exp. 11/00(6)                                        12,500       25,000
                              --------------------------------------------------------------------------------------------------
                              Capital Gaming International, Inc. Wts., Exp. 2/99(6)                          15,037       48,870
                              --------------------------------------------------------------------------------------------------
                              Casino America, Inc. Wts., Exp. 11/96                                           1,631        2,447
                              --------------------------------------------------------------------------------------------------
                              Eye Care Centers of America, Inc. Wts., Exp. 10/03                              1,000       10,133
                              --------------------------------------------------------------------------------------------------
                              Gaylord Container Corp. Wts., Exp. 7/96                                         4,219       29,533
                              --------------------------------------------------------------------------------------------------
                              Hollywood Casino Corp. Wts., Exp. 4/98                                          1,904      205,632
                              --------------------------------------------------------------------------------------------------
                              Interco, Inc. Wts., Series 1, Exp. 8/99                                         8,655       35,702
                              --------------------------------------------------------------------------------------------------
                              Protection One, Inc. Wts., Exp. 11/03                                          28,000       89,880
                              --------------------------------------------------------------------------------------------------
                              Purity Supreme, Inc. Wts., Exp. 8/97(6)                                         1,733           35
                              --------------------------------------------------------------------------------------------------
                              Southland Corp. Wts., Exp. 3/96                                                   300        1,125
                              --------------------------------------------------------------------------------------------------
                              Terex Corp. Rts., Exp. 7/96(6)                                                    129          194
                              --------------------------------------------------------------------------------------------------
                              UGI Corp. Wts., Exp. 3/98                                                       4,750        9,880
                                                                                                                      ----------
                              Total Rights, Warrants and Certificates ($269,652)                                         458,691

                                                                                                         FACE
                                                                                    DATE/PRICE           AMOUNT
==========================================================
==========================================================
============
PUT OPTIONS PURCHASED--0.0%
--------------------------------------------------------------------------------------------------------------------------------
                              European OTC Deutsche Mark/U.S. Dollar Put            Nov. 2/1.60 DEM      $1,161,541        3,786
                              --------------------------------------------------------------------------------------------------
                              European OTC Deutsche Mark/U.S. Dollar Put            Nov. 4/1.60 DEM         580,490        2,070
                              --------------------------------------------------------------------------------------------------
                              European OTC Deutsche Mark/U.S. Dollar Put            Nov. 8/1.60 DEM         580,462        2,411
                                                                                                                      ----------
                              Total Put Options Purchased (Cost $39,999)                                                   8,267

==========================================================
==========================================================
============
STRUCTURED INSTRUMENTS--0.7%
--------------------------------------------------------------------------------------------------------------------------------
                              Bayerische Landesbank, N.Y. Branch, Mexican
                              Peso Linked Confidence Nt., Girozentrale Branch,
                              35.50%, 12/30/94(6)                                                           200,000      196,500
                              --------------------------------------------------------------------------------------------------
                              Lehman Brothers Holdings, Inc.,
                              Standard & Poor's 500 Index-Linked Nts.:
                              4.85%, 11/16/94(6)                                                            300,000      387,240
                              4.9125%, 12/14/94(6)                                                          150,000      222,750
                              5.0375%, 12/22/94(6)                                                          100,000      138,870
                              5.10%, 12/27/94(6)                                                            100,000      143,810
                              --------------------------------------------------------------------------------------------------
                              Salomon, Inc., 5% Standard & Poor's 500
                              Index-Linked Nts., 11/21/94(6)                                                250,000      315,000
                                                                                                                      ----------
                              Total Structured Instruments (Cost $1,478,800)                                           1,404,170





10     Oppenheimer Champion High Yield Fund

                                                                                                        FACE            MARKET VALUE
                                                                                                        AMOUNT          SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $187,696,866)                                                           98.2%
$184,815,930
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                            1.8             3,432,578
                                                                                                         ------         ------------
NET ASSETS                                                                                               100.0%         $188,248,508
                                                                                                         ======         ============

(1) Face amount is reported in foreign currency.

(2) Non-income-producing security.

(3) Represents a zero coupon bond that converts to a fixed rate of interest at a designated future date.

(4) Represents the current interest rate for a variable rate security.

(5) Represents the current interest rate for an increasing rate security.

(6) Restricted or illiquid security--See Note 6 of Notes to Financial
Statements.

(7) Interest or dividend is paid in kind.

(8) Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed-income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs).

(9) Partial interest payment was received.

(10) Securities with an aggregate market value of $179,325 are held in escrow to cover outstanding call options, as follows:




                                                                     FACE SUBJECT   EXPIRATION   EXERCISE   PREMIUMS
MARKET VALUE
                                                                     TO CALL        DATE         PRICE      RECEIVED   SEE NOTE (1)
                           --------------------------------------------------------------------------------------------------------

                           European OTC Deutsche Mark/U.S. Dollar      801,038      11/2/94       1.50 DEM   $ 3,721        $
2,112
                           --------------------------------------------------------------------------------------------------------
                           European OTC Deutsche Mark/U.S. Dollar      359,886      11/2/94       1.60 DEM     9,386
11,994
                           --------------------------------------------------------------------------------------------------------
                           European OTC Deutsche Mark/U.S. Dollar      400,519      11/4/94       1.50 DEM     1,928          1,183

                           --------------------------------------------------------------------------------------------------------
                           European OTC Deutsche Mark/U.S. Dollar      179,943      11/4/94       1.60 DEM     4,728          5,943

                           --------------------------------------------------------------------------------------------------------
                           European OTC Deutsche Mark/U.S. Dollar      400,519      11/8/94     1.5445 DEM     4,779
4,924
                           --------------------------------------------------------------------------------------------------------
                           European OTC Deutsche Mark/U.S. Dollar      179,943      11/8/94       1.60 DEM     4,893          6,157

                                                                                                             -------        -------
                                                                                                             $29,435        $32,313
                                                                                                             =======        =======


                           See accompanying Notes to Financial Statements.





11     Oppenheimer Champion High Yield Fund

STATEMENT OF ASSETS AND LIABILITIES  September 30, 1994

==========================================================
==========================================================
===============
ASSETS                        Investments, at value (including repurchase agreements of $47,000,000)
                              (cost $187,696,866)--see accompanying statement                                          $184,815,930
                              -----------------------------------------------------------------------------------------------------
                              Cash                                                                                           91,720
                              -----------------------------------------------------------------------------------------------------
                              Receivables:
                              Interest and dividends                                                                      3,890,033
                              Shares of beneficial interest sold                                                          1,433,484
                              Investments sold                                                                              823,738
                              -----------------------------------------------------------------------------------------------------
                              Other                                                                                           4,168
                                                                                                                       ------------
                              Total assets                                                                              191,059,073

==========================================================
==========================================================
===============
LIABILITIES                   Options written, at value (premiums received $29,435)--
                              see accompanying statement--Note 4                                                             32,313
                              -----------------------------------------------------------------------------------------------------
                              Payables and other liabilities:
                              Investments purchased                                                                       1,466,028
                              Shares of beneficial interest redeemed                                                        741,086
                              Dividends                                                                                     279,733
                              Distribution and service plan fees--Note 5                                                    107,852
                              Other                                                                                         183,553
                                                                                                                       ------------
                              Total liabilities                                                                           2,810,565

==========================================================
==========================================================
===============
NET ASSETS                                                                                                             $188,248,508
                                                                                                                       ------------

==========================================================
==========================================================
===============
COMPOSITION OF                Paid-in capital                                                                          $192,153,811
NET ASSETS                    -----------------------------------------------------------------------------------------------------
                              Overdistributed net investment income                                                        (232,629)
                              -----------------------------------------------------------------------------------------------------
                              Accumulated net realized loss from investment and foreign currency transactions              (790,678)
                              -----------------------------------------------------------------------------------------------------
                              Net unrealized depreciation on investments, options written and
                              translation of assets and liabilities denominated in foreign currencies                    (2,881,996)
                                                                                                                       ------------
                              Net assets                                                                               $188,248,508
                                                                                                                       ------------

==========================================================
==========================================================
===============
NET ASSET VALUE               Class A Shares:
PER SHARE                     Net asset value and redemption price per share (based on net assets
                              of $160,505,162 and 13,025,896 shares of beneficial interest outstanding)                     $12.32
                              Maximum offering price per share (net asset value plus sales charge
                              of 4.75% of offering price)                                                                   $12.93

                              -----------------------------------------------------------------------------------------------------
                              Class C Shares:
                              Net asset value, redemption price and offering price per share (based on
                              net assets of $27,743,346 and 2,251,419 shares of beneficial interest outstanding)            $12.32

                              See accompanying Notes to Financial Statements.





12     Oppenheimer Champion High Yield Fund

STATEMENT OF OPERATIONS  For the Year Ended September 30, 1994

==========================================================
==========================================================
===============
INVESTMENT INCOME             Interest (net of withholding taxes of $54,954)                                            $13,756,895
                              -----------------------------------------------------------------------------------------------------
                              Dividends (net of withholding taxes of $553)                                                  440,348
                                                                                                                        -----------
                              Total income                                                                               14,197,243

==========================================================
==========================================================
===============
EXPENSES                      Management fees--Note 5                                                                     1,026,200
                              -----------------------------------------------------------------------------------------------------
                              Distribution and service plan fees:
                              Class A--Note 5                                                                               319,690
                              Class C--Note 5                                                                               113,624
                              -----------------------------------------------------------------------------------------------------
                              Transfer and shareholder servicing agent fees--Note 5                                         228,430
                              -----------------------------------------------------------------------------------------------------
                              Shareholder reports                                                                            57,827
                              -----------------------------------------------------------------------------------------------------
                              Registration and filing fees:
                              Class A                                                                                        20,092
                              Class C                                                                                        10,050
                              -----------------------------------------------------------------------------------------------------
                              Custodian fees and expenses                                                                    27,375
                              -----------------------------------------------------------------------------------------------------
                              Legal and auditing fees                                                                        15,089
                              -----------------------------------------------------------------------------------------------------
                              Trustees' fees and expenses                                                                     1,588
                              -----------------------------------------------------------------------------------------------------
                              Other                                                                                          55,417
                                                                                                                        -----------
                              Total expenses                                                                              1,875,382

==========================================================
==========================================================
===============
NET INVESTMENT INCOME                                                                                                    12,321,861

==========================================================
==========================================================
===============
REALIZED AND UNREALIZED       Net realized loss from:
GAIN (LOSS) ON INVESTMENTS,   Investments                                                                                  (521,682)
OPTIONS WRITTEN AND FOREIGN   Foreign currency transactions
(65,590)
CURRENCY TRANSACTIONS                                                                                                   -----------
                              Net realized loss                                                                            (587,272)

                              -----------------------------------------------------------------------------------------------------
                              Net change in unrealized appreciation or depreciation on:
                              Investments and options written                                                            (5,841,830)
                              Translation of assets and liabilities denominated in foreign currencies                         1,304
                                                                                                                        -----------
                              Net change                                                                                 (5,840,526)
                                                                                                                        -----------
                              Net realized and unrealized loss on investments,
                              options written and foreign currency transactions                                          (6,427,798)

==========================================================
==========================================================
===============
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
  $ 5,894,063
                                                                                                                        ===========


See accompanying Notes to Financial Statements.





13     Oppenheimer Champion High Yield Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED SEPTEMBER 30,
                                                                                                1994                   1993
==========================================================
==========================================================
===============
OPERATIONS                    Net investment income                                             $ 12,321,861           $  6,982,465
                              -----------------------------------------------------------------------------------------------------
                              Net realized gain (loss) on investments
                              and foreign currency transactions                                     (587,272)             1,926,265
                              -----------------------------------------------------------------------------------------------------
                              Net change in unrealized appreciation or depreciation
                              on investments, options written and translation of assets
                              and liabilities denominated in foreign currencies                    (5,840,526)            1,827,231
                                                                                                 ------------          ------------
                              Net increase in net assets resulting from operations                  5,894,063            10,735,961

==========================================================
==========================================================
===============
DIVIDENDS AND                 Dividends from net investment income:
DISTRIBUTIONS TO              Class A ($1.102 and $1.22 per share, respectively)                  (11,428,985)
(6,982,465)
SHAREHOLDERS                  Class C ($.765 per share)                                              (828,957)                   --
                              -----------------------------------------------------------------------------------------------------
                              Dividends in excess of net investment income:
                              Class A ($.006 per share)                                               (59,802)                   --
                              Class B ($.004 per share)                                                (4,337)                   --
                              -----------------------------------------------------------------------------------------------------
                              Distributions in excess of capital gains:
                              Class A ($.189 per share)                                            (1,773,705)                   --
                              Class C ($.189 per share)                                               (25,332)                   --

==========================================================
==========================================================
===============
BENEFICIAL INTEREST           Net increase in net assets resulting from
TRANSACTIONS                  Class A beneficial interest transactions--Note 2                     63,236,754            53,586,890
                              -----------------------------------------------------------------------------------------------------
                              Net increase in net assets resulting from
                              Class C beneficial interest transactions--Note 2                     28,773,777                    --

==========================================================
==========================================================
===============
NET ASSETS                    Total increase                                                       83,783,476            57,340,386
                              -----------------------------------------------------------------------------------------------------
                              Beginning of year                                                   104,465,032            47,124,646
                                                                                                 ------------          ------------
                              End of year (including overdistributed
                              net investment income of $232,629 in 1994)                         $188,248,508          $104,465,032
                                                                                                 ============
============


See accompanying Notes to Financial Statements.





14     Oppenheimer Champion High Yield Fund

FINANCIAL HIGHLIGHTS

                                            CLASS A                                                                  CLASS C
                                            -----------------------------------------------------------------------  ------------
                                            YEAR ENDED                                                               PERIOD ENDED
                                            SEPTEMBER 30,                                                            SEPTEMBER 30,
                                            1994           1993      1992     1991      1990      1989     1988(2)  1994(1)
==========================================================
==========================================================
============
PER SHARE OPERATING DATA:
Net asset value, beginning of period           $12.90        $12.26   $11.49   $10.46    $11.53    $12.10    $11.43       $13.13
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                            1.10          1.22     1.41     1.45      1.43      1.42(3)   1.24          .75
Net realized and unrealized gain
(loss) on investments, options written
and foreign currency transactions                (.38)          .64      .77     1.04     (1.08)     (.43)      .67         (.60)
                                             --------      --------  -------  -------   -------   -------   -------      -------
Total income from
investment operations                             .72          1.86     2.18     2.49       .35       .99      1.91          .15
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                               (1.10)        (1.22)   (1.41)   (1.46)    (1.42)    (1.42)    (1.24)        (.77)
Dividends in excess of net
investment income                                (.01)           --       --       --        --        --        --           --(4)
Distributions from net realized
gain on investments                                --            --       --       --        --      (.14)       --           --
Distributions in excess of net
realized gain on investments                     (.19)           --       --       --        --        --        --         (.19)
                                             --------      --------  -------  -------   -------   -------   -------      -------
Total dividends and
distributions to shareholders                   (1.30)        (1.22)   (1.41)   (1.46)    (1.42)    (1.56)    (1.24)        (.96)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $12.32        $12.90   $12.26   $11.49    $10.46    $11.53    $12.10       $12.32
                                             ========      ========  =======  =======   =======
 =======   =======      =======

==========================================================
==========================================================
============
TOTAL RETURN, AT NET ASSET VALUE(5)              5.61%        15.92%   19.94%   25.62%     3.13%     8.53%
17.29%        1.11%

==========================================================
==========================================================
============
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                               $160,505      $104,465  $47,125  $16,044   $13,910   $20,642   $18,579      $27,743
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $135,431      $ 73,334  $28,270  $14,057   $17,163   $21,349   $11,116      $13,693
--------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)                13,026         8,096    3,844    1,397     1,330     1,790     1,535        2,251
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                            8.49%         9.52%   11.60%   13.49%    12.92%    11.87%    11.50%(6)
7.24%(6)
Expenses                                         1.22%         1.24%    1.35%    1.49%     1.40%     1.19%(3)  1.05%(6)     1.94%(6)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                      108.0%        116.2%   121.5%   114.8%     67.8%     98.5%     31.6%       108.0%

(1) For the period from December 1, 1993 (inception of offering) to September 30, 1994.

(2) For the period from November 16, 1987 (commencement of operations) to September 30, 1988.

(3) Net investment income would have been $1.41 per share absent the voluntary expense reimbursement, resulting in an expense ratio of 1.25%.

(4) Less than .005 per share.

(5) Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

(6) Annualized.

(7) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the year ended September 30, 1994 were $191,965,365 and $131,099,734, respectively.

See accompanying Notes to Financial Statements.






NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Champion High Yield Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers both Class A and Class C shares. Class A shares are sold with a front-end sales charge. Class C shares may be subject to a contingent deferred sales charge. Both classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. The following is a summary of significant accounting policies consistently followed by the Fund.

INVESTMENT VALUATION. Portfolio securities are valued at 4:00 p.m. (New York time) on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Long-term debt securities which cannot be valued by the approved portfolio pricing service are valued by averaging the mean between the bid and asked prices obtained from two active market makers in such securities. Short-term debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Securities for which market quotes are not readily available are valued under procedures established by the Board of Trustees to determine fair value in good faith. An option is valued based upon the last sales price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale is outside the spread, the closing bid or asked price closest to the last reported sale price is used. Forward foreign currency exchange contracts are valued at the forward rate on a daily basis.

SECURITY CREDIT RISK. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. At September 30, 1994, securities with an aggregate market value of $1,569,871, representing .82% of the Fund's total assets, were in default.

FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund generally enters into forward foreign currency exchange contracts as a hedge, upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions. A forward exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Risks may arise from the potential inability of the counterparty to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's results of operations.

REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

OPTIONS WRITTEN. The Fund may write covered call and put options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or purchasing a security at a price different from the current market value. All securities covering call options written are held in escrow by the custodian bank and the Fund maintains liquid assets sufficient to cover written put options in the event of exercise by the holder.

Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL INCOME TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

CHANGE IN ACCOUNTING FOR DISTRIBUTIONS TO SHAREHOLDERS. Effective October 1, 1993, the Fund adopted Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

Accordingly, subsequent to September 30, 1993, amounts have been reclassified to reflect a decrease in paid-in capital of $2,652, a decrease in undistributed net investment income of $50,018, and a decrease in undistributed capital loss on investments of $52,670. During the year ended September 30, 1994, in accordance with Statement of Position 93-2, undistributed net investment income was decreased by $182,391 and undistributed capital loss was decreased by $182,391.

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends in kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made on the ex-date.

2. SHARES OF BENEFICIAL INTEREST: The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                                          YEAR ENDED                      YEAR ENDED
                                                                          SEPTEMBER 30, 1994(1)           SEPTEMBER 30, 1993
                                                                          -----------------------------   -------------------------
                                                                          SHARES           AMOUNT         SHARES        AMOUNT
                              -----------------------------------------------------------------------------------------------------
                              Class A:
                              Sold                                        10,281,508       $131,255,862    6,506,627    $82,210,524
                              Dividends and distributions reinvested         665,353          8,503,155      345,523      4,361,170
                              Redeemed                                    (6,017,355)       (76,522,263)  (2,599,817)   (32,984,804)
                                                                           ----------      ------------   ----------    -----------
                              Net increase                                 4,929,506       $ 63,236,754    4,252,333    $53,586,890
                                                                           ==========      ============
==========    ===========

                              -----------------------------------------------------------------------------------------------------
                              Class C:
                              Sold                                          2,447,647      $ 31,251,062           --    $        --
                              Dividends and distributions reinvested           45,942           574,950           --             --
                              Redeemed                                       (242,170)       (3,052,235)          --             --
                                                                           ----------      ------------   ----------    -----------
                              Net increase                                  2,251,419      $ 28,773,777           --    $        --
                                                                           ==========      ============
==========    ===========


(1) For the year ended September 30, 1994 for Class A shares and for the period from December 1, 1993 (inception of offering) to September 30, 1994 for Class C shares.

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS At September 30, 1994, net unrealized depreciation on investments and options written of $2,883,814 was composed of gross appreciation of $2,143,382, and gross depreciation of $5,027,196.

4. CALL OPTION ACTIVITY
Call option activity for the year ended September 30, 1994 was as follows:

                                                                                                  NUMBER                   AMOUNT OF
                                                                                                  OF OPTIONS               PREMIUMS
                              ------------------------------------------------------------------------------------------------------
                              Options outstanding at September 30, 1993                                   --                      --
                              Options written                                                      2,321,848                  29,435
                                                                                                   ---------                 -------
                              Options outstanding at September 30, 1994                            2,321,848                 $29,435
                                                                                                   =========                 =======

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for an annual fee of .70% on the first $250 million of net assets, .65% on the next $250 million,
 .60% on the next $500 million and .55% on net assets in excess of $1 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

For the year ended September 30, 1994, commissions (sales charges paid by investors) on sales of Class A shares totaled $2,343,545, of which $595,684 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. During the year ended September 30, 1994, OFDI received contingent deferred sales charges of $10,342 upon redemption of Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies. Under separate approved plans, each class may expend up to .25% of its net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class C shares are subject to an asset-based sales charge of
 .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class C shares sold prior to termination or discontinuance of the plan. During the year ended September 30, 1994, OFDI paid $18,814 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses and retained $113,624 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs.

6. RESTRICTED SECURITIES
The Fund owns securities purchased in private placement transactions, without registration under the Securities Act of 1933 (the Act). The securities are valued under methods approved by the Board of Trustees as reflecting fair value. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase) in restricted and illiquid securities, excluding securities eligible for resale pursuant to Rule 144A of the Act that are determined to be liquid by the Board of Trustees or by the Manager under Board-approved guidelines. Restricted and illiquid securities, excluding securities eligible for resale pursuant to Rule 144A of the Act amount to $6,753,927, or 3.59% of the Fund's net assets, at September 30, 1994. Illiquid and/or restricted securities, including those restricted securities eligible for resale pursuant to Rule 144A of the Act are listed below.

                                                                                                                      VALUATION
                                                                                                                      PER UNIT AS OF
                                                                                         ACQUISITION      COST        SEPTEMBER 30,
                              SECURITY                                                   DATE             PER UNIT    1994
                              ------------------------------------------------------------------------------------------------------
                              Aftermarket Technology Corp.,
                              12% Sr. Sub. Nts., 8/1/04(1)                               7/22/94          $  100.00       $   101.50
                              ------------------------------------------------------------------------------------------------------
                              Arizona Charlie's, Inc.,
                              12%Fst. Mtg. Nts., Series A, 11/15/00                      11/18/93         $  100.00        $   87.50
                              ------------------------------------------------------------------------------------------------------
                              Banco Nacional de Comercio Exterior SNC International
                              Finance BV Gtd. Matador Bonds, 8%, 8/5/03(1)               11/12/93         $   97.82        $   87.25
                              ------------------------------------------------------------------------------------------------------
                              Bayerische Landesbank, N.Y. Branch, Mexican Peso Linked
                              Confidence Nt., Girozentrale Branch, 35.50%, 12/30/94      9/23/94          $  100.00        $   98.25
                              ------------------------------------------------------------------------------------------------------
                              Becker Gaming, Inc. Wts., Exp. 11/00                       11/18/93         $    2.00        $    2.00
                              ------------------------------------------------------------------------------------------------------
                              Capital Gaming, Inc. Common Stock                          9/9/94           $    7.60        $    6.63
                              ------------------------------------------------------------------------------------------------------
                              Capital Gaming International, Inc. Wts., Exp. 2/99         9/9/94           $    4.45        $    3.25
                              ------------------------------------------------------------------------------------------------------
                              Capitol Queen & Casino, Inc.,
                              12% Fst. Mtg. Nts.,  Series A, 11/15/00                    11/18/93         $   87.50        $   77.50
                              ------------------------------------------------------------------------------------------------------
                              ECM Fund L.P.I.:
                              Common Stock                                               4/14/92          $1,000.00        $1,000.00
                              14% Sub. Nts., 6/10/02                                     4/14/92-7/28/92  $  100.50        $  110.00
                              ------------------------------------------------------------------------------------------------------
                              First Nationwide Holdings, Inc.,
                              12.25% Sr. Nts., 5/15/01(1)                                7/20/94          $  100.00        $  105.25
                              ------------------------------------------------------------------------------------------------------
                              Foamex LP/JPS Automotive Corp., Units(1)                   6/21/94          $   51.39        $   55.50
                              ------------------------------------------------------------------------------------------------------
                              Imax Corp., 7% Sr. Nts., 3/1/01(1)                         3/7/94           $   92.75        $   87.50
                              ------------------------------------------------------------------------------------------------------
                              Lehman Brothers Holdings, Inc.,
                              Standard & Poor's 500 Index-Linked Nts.:
                              4.85%, 11/16/94                                            8/16/94          $  139.20        $  129.08
                              4.9125%, 12/14/94                                          9/13/94          $  143.60        $  148.50
                              5.0375%, 12/22/94                                          9/21/94          $  145.80        $  138.87
                              5.10%, 12/27/94                                            9/23/94          $  149.00        $  143.81
                              ------------------------------------------------------------------------------------------------------
                              Maritime Group Ltd., Units(1)                              2/16/94-8/12/94  $   99.60        $   79.28
                              ------------------------------------------------------------------------------------------------------
                              Morocco (Kingdom of) Loan Participation
                              Agreement, Tranche A, 5.9375%, 1/1/09                      2/28/94-4/20/94  $   69.26        $   73.00
                              ------------------------------------------------------------------------------------------------------
                              OSI Specialties Holdings Co., Units(1)                     4/12/94          $   57.25        $   61.50
                              ------------------------------------------------------------------------------------------------------
                              Polish People's Republic Loan
                              Participation Agreement, 5.0625%, 2/3/24                   1/12/94-1/13/94  $   65.11        $   55.33
                              ------------------------------------------------------------------------------------------------------
                              Polymer Group, Inc., 12.25% Sr. Nts., 7/15/02(1)           6/17/94          $  100.00        $  100.00
                              ------------------------------------------------------------------------------------------------------
                              Purity Supreme, Inc. Wts., Exp. 8/97                       10/25/93         $      --        $     .02
                              ------------------------------------------------------------------------------------------------------
                              Salomon, Inc., 5% Standard & Poor's 500
                              Index-Linked Nts., 11/21/94                                8/19/94          $  140.40        $  126.00
                              ------------------------------------------------------------------------------------------------------
                              Subic Power Corp.,
                              9.50% Sr. Sec. Nts., Series A, 12/28/08(1)                 12/20/93         $   99.93        $   92.25
                              ------------------------------------------------------------------------------------------------------
                              Terex Corp. Rts., Exp. 7/96(1)                             6/29/94          $    1.49        $    1.50
                              ------------------------------------------------------------------------------------------------------
                              Triangle Wire & Cable, Inc. Common Stock                   5/2/94           $    9.50        $    9.75

                              1. Transferable under Rule 144A of the Act.



Appendix

Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities*
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental

Food
Gas Utilities*
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility*
Textile/Apparel
Tobacco
Toys
Trucking

___________________
* For purposes of the Fund's investment policy not to concentrate in securities of issuers in the same industry, utilities are divided into "industries" according to their services (e.g., gas utilities, gas transmission utilities, electric utilities and telephone utilities are each considered a separate industry)


Investment Adviser
     Oppenheimer Management Corporation
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     Oppenheimer Funds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer Agent
     Oppenheimer Shareholder Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     The Bank of New York
     One Wall Street
     New York, New York  10015

Independent Auditors
     Deloitte & Touche LLP
     1560 Broadway
     Denver, Colorado 80202

Legal Counsel
     Myer, Swanson, Adams & Wolf, P.C.
     1600 Broadway
     Denver, Colorado 80202